United States
Securities and Exchange Commission
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.           )

Filed by the Registrant ☑

File by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☑	Definitive proxy statement

☐	Definitive additional materials

☐	Soliciting material under Rule 14a-12

COMMUNITY WEST BANCSHARES
(Name of the Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the file fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:
2.	Form, Schedule or Registration Statement No.:
3.	Filing Party:
4.	Date Filed:

445 Pine Avenue Goleta, CA 93117-3709 (805) 692-5821 www.communitywest.com

April 13 2020

To Our Shareholders:

In recognition of the current public health concerns, the mandates and recommendations of the State of California and the Federal government regarding social distancing, and to assist in protecting the health and well-being of our shareholders, employees and community, we have decided not to hold the meeting at the usual location, La Cumbre Country Club, but rather, for the first time, to hold a completely virtual annual meeting via live webcast only.  This will allow you as a shareholder, to participate in the meeting, ask questions and vote by electronic transmission.  To that end, you are cordially invited to participate in the 2020 Annual Meeting of Shareholders (Meeting) of Community West Bancshares being conducted via live webcast at: www.meetingcenter.io/255791609 on Thursday, May 28, 2020, at 6:30 P.M. Pacific Daylight Time (PDT).  To access the virtual meeting, you must have the information located in the shaded portion of your Notice or Proxy. The password for this meeting is CWBC2020. Those shareholders that held their shares in street name as of the Record date will need to contact Computershare to register prior to the meeting. You will not be able to attend the annual meeting in person, but only virtually by live webcast.

In addition, instead of mailing a printed paper copy of the Proxy Statement, Proxy card, and our 2019 Annual Report to our shareholders we have elected to provide our shareholders access to those documents electronically over the Internet.  A one page Notice Regarding the Availability of the proxy materials for the Community West Bancshares’ Shareholder Meeting (Notice) will be mailed to our shareholders who owned our common stock at the close of business on March 30, 2020, and which Notice provides instructions on how to access the proxy materials through the Internet via a website.  Any shareholder who would like a printed set of all the proxy materials may request that the documents be mailed to the shareholder by following the directions included in the Notice.

As set forth in the Proxy Statement, the Meeting will be held to consider the election of the Board of Directors, the approval of the Company’s 2020 Omnibus Equity Incentive Plan, the ratification of the selection of RSM US LLP as the Company’s independent auditors and to transact any other business that may properly come before the Meeting.

We will also review operating results for the past year and the progress of Community West Bancshares, and its wholly-owned subsidiary, Community West Bank, and present an opportunity to ask questions of general interest to shareholders via the online platform.

Your vote is important.  Whether or not you participate in the virtual Meeting online, I urge you to vote as soon as possible electronically via the Internet, by telephone or by mailing your executed Proxy as explained in the Notice or Proxy Statement.

Thank you for your continued support of Community West Bancshares and, again, I look forward to your participation at the virtual Annual Meeting on Thursday, May 28, 2020.

Very truly yours,
William R. Peeples
Chairman of the Board of Directors

This Page Intentionally Left Blank

 COMMUNITY WEST BANCSHARES
445 Pine Avenue
Goleta, California 93117-3709
Telephone: (805) 692-5821

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 28, 2020

NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of Shareholders (Meeting) of Community West Bancshares (Company) will be held exclusively online by means of a live webcast over the Internet at: www.meetingcenter.io/255791609 where you will be able to listen to the meeting submit questions in writing, and vote by electronic transmission (Webcast), on Thursday, May 28, 2020, at 6:30 P.M. Pacific Daylight Time (PDT). To access the virtual meeting, you must have the information that is printed in the shaded area of your Notice or Proxy. The password for this meeting is CWBC2020. Those shareholders that held their shares in street name as of the Record Date will need to contact Computershare to register prior to the meeting. Proposals to be voted at the meeting are listed below along with the Board of Director’s recommendations.

1.          Election of Directors.  To elect ten persons to the Board of Directors of the Company (Board) to serve until the 2021 Annual Meeting of Shareholders and until their successors are elected and have qualified.  The following persons are the Board of Directors’ nominees:

Robert H. Bartlein	James W. Lokey
Jean W. Blois	Shereef Moharram
Dana L. Boutain	William R. Peeples
Tom L. Dobyns	Martin E. Plourd
John D. Illgen	Kirk B. Stovesand

2.          Approval of the 2020 Omnibus Equity Incentive Plan.  To approve the Community West Bancshares 2020 Omnibus Equity Incentive Plan covering 500,000 shares of the Company’s Common Stock, as more fully described in this Proxy.

3.          Ratification of the Independent Auditors.  To ratify the selection of RSM US LLP as the Company’s independent auditors for the fiscal year ending December 31, 2020.

4.          Other Business.  To transact such other business as may properly come before the Meeting and any adjournment thereof, including, without limitation, to approve an adjournment(s) of the Meeting, if necessary, to solicit additional proxies for the ten nominees for election.

Due to the current public health concerns and as an abundance of caution, the annual shareholder’s meeting will be a virtual meeting.  This is being done in an effort to protect the health and well-being of our shareholders, employees and community.  Our shareholders will have the opportunity to attend, participate in, and vote at the Meeting via live Webcast.  To participate in the Meeting you will need the control number included in the Notice Regarding the Availability of Proxy Materials for the Community West Bancshares Shareholders Meeting (Notice).  The Notice will be mailed to shareholders on or about April 13, 2020. Included in the Notice and in the Proxy Statement will be instructions on how to participate in the Meeting.

The Board has fixed the close of business on March 30, 2020, as the record date for determination of shareholders entitled to notice of, and the right to vote at, the Meeting.

As set forth in the Proxy Statement, proxies are being solicited by and on behalf of the Board.  All proposals set forth above are proposals of the Company.  It is expected that these proxy materials will be made available to shareholders via the Internet at: www.edocumentview.com/CWBC on or about April 13, 2020.

The Bylaws of the Company provide for the nomination of Directors in the following manner:

“Nominations for election of members of the board of directors may be made by the board of directors or by any shareholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors.  Notice of intention to make any nominations (other than for persons named in the notice of the meeting at which such nomination is to be made) shall be made in writing and shall be delivered or mailed to the president of the corporation no more than sixty (60) days prior to any meeting of shareholders called for the election of directors and no more than ten (10) days after the date the notice of such meeting is sent to shareholders pursuant to Section 2.4 of these Bylaws; provided, however, that if ten (10) days notice of such meeting is sent to shareholders, such notice of intention to nominate must be received by the president of the corporation not later than the time fixed in the notice of the meeting for the opening of the meeting.  Such notification shall contain the following information to the extent known to the notifying shareholder:  (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder; (f) with the written consent of the proposed nominee, a copy of which shall be furnished with the notification, whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged a bankrupt.  The notice shall be signed by the nominating shareholder and by the nominee.  Nominations not made in accordance herewith shall be disregarded by the chairman of the meeting and, upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee.  The restrictions set forth in this paragraph shall not apply to nomination of a person to replace a proposed nominee who has died or otherwise become incapacitated to serve as a director between the last day for giving notice hereunder and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee.  A copy of the preceding paragraph shall be set forth in the notice to shareholders of any meeting at which directors are to be elected.”

Since important matters are to be considered at the Meeting, it is very important that each shareholder vote.

We urge you to read the Proxy Statement fully, consider the proposals being presented at the Meeting, and cast your vote on such proposals electronically, by telephone, or by requesting, completing, and returning a printed paper form of the Proxy as explained in the Notice to shareholders as of the Record Date, in the Proxy Statement, and the Proxy, as promptly as possible, whether or not you plan to participate in the Meeting electronically.  The Proxy is solicited by the Board.  Any shareholder who executes and delivers such a Proxy has the right to revoke it at any time before it is exercised by giving written notice of revocation to the Secretary of the Company, by submitting a properly executed Proxy bearing a later date or by voting by telephone or electronically after the date of the Proxy the shareholder submitted, or by participating and voting online at the virtual Meeting via the live webcast thereby, advising the Chairman of the Meeting of such election.

You will not be able to attend the Meeting in person, but only by Webcast.  We strongly encourage you to participate in the Meeting online through the Webcast.  The Meeting is expected to begin promptly at 6:30 P.M., Pacific Daylight Time, on Thursday, May 28, 2020, so please allow yourself ample time for online check-in.

By Order of the Board of Directors,

John D. Illgen, Secretary

Dated: April 13, 2020
Goleta, California

PROXY MATERIALS AND ANNUAL REPORT ON FORM 10-K

Copies of the Company’s proxy materials described herein and the 2019 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, are available upon request to: Susan C. Thompson, Executive Vice President and Chief Financial Officer, Community West Bancshares, 445 Pine Avenue, Goleta, CA 93117-3474, telephone (800) 569-2100, e-mail: sthompson@communitywestbank.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 28, 2020

This Proxy Statement, the Proxy card, the Company’s Annual Report to Shareholders and the Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and instructions for Webcast participation for the Annual Meeting, are available online at www.edocumentview.com/CWBC and on the Company’s website at www.communitywest.com.

COMMUNITY WEST BANCSHARES
445 Pine Avenue
Goleta, California 93117-3709

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 28, 2020

SOLICITATION AND VOTING OF PROXIES

Community West Bancshares (Company or CWBC) is furnishing this Proxy Statement (Proxy Statement) to its shareholders in connection with the solicitation by the Board of Directors (Board) of proxies in connection with the Annual Meeting of Shareholders (Meeting), which will be held exclusively by means of a live webcast over the Internet at: www.meetingcenter.io/255791609 where you will be able to listen to the Meeting live, submit written questions and vote by electronic transmission (Webcast) to be held on Thursday, May 28, 2020 at 6:30 P.M. Pacific Daylight Time (PDT),  at any and all adjournments and postponements thereof. To access the virtual meeting, you must have the information that is printed in the shaded area of your Notice or Proxy. The password for this meeting is CWBC2020. Those shareholders that held their shares in street name as of the Record Date will need to contact Computershare to register prior to the meeting. The designated proxyholders (Proxyholders) are members of the Company’s board of directors.  Only shareholders of record on March 30, 2020 (Record Date) are entitled to notice of, to participate in, and to vote by proxy, telephone, or electronically either before or during the Meeting or any adjournment or postponement thereof.  In light of the current public health concerns, the Board determined that holding a completely virtual meeting would give shareholders the ability to participate in the Meeting online through the Webcast while protecting our shareholders, employees and community.

The Meeting is expected to begin promptly at 6:30 P.M. PDT on Thursday May 28, 2020 so if you plan to participate in the Meeting through the Webcast, we encourage you to access the Website prior to the scheduled start time leaving you ample time to check in and provide the information needed as a condition to participation identified above.

As permitted by the Securities and Exchange Commission’s “notice and access” rules, allowing for the electronic delivery of proxy materials, instead of mailing a paper copy of the Notice of Annual Meeting of Shareholders, this Proxy Statement, and the proxy card (Proxy), as well as the Company’s Annual Report to Shareholders for 2019, including consolidated financial statements for the year ended December 31, 2019, the Company is making those documents available, along with the Annual Report on Form 10-K, through the Internet to shareholders of record as of the Record Date.  Those documents will be available beginning on April 13, 2020.  Instructions on how to access these documents including the Proxy Statement and the other proxy materials electronically over the Internet are provided in the Notice Regarding Availability of Proxy Materials for Community West Bancshares, expected to be mailed to shareholders as of the Record Date on April 13, 2020 (Notice), and in this Proxy Statement.  To view these proxy materials electronically, please log on the Internet at www.edocumentview/CWBC, have your control number available, which can be found on your Notice or the Proxy, and follow the instructions provided at the website.  The proxy materials are also available on our website at: www.communitywest.com.  This method of providing the proxy materials allows our shareholders the opportunity to view the information contained therein and consider the proposals to be acted upon at the Meeting online.  Shareholders who would like to receive a copy of those documents in a printed paper form by mail, including the Proxy Statement and Proxy, may do so by following the instructions in the Notice for requesting those materials.

Regardless of the number of shares of no par value common stock of the Company (Common Stock) owned, it is important that the holders of a majority of shares be represented by proxy or be present by Webcast at the Meeting.  Shareholders are requested to vote by one of the methods described in the Notice, this Proxy Statement and on the Proxy.  Proxies solicited by the Board will be voted in accordance with the directions given therein.  Where no instructions are indicated, signed or authorized Proxies will be voted “AUTHORITY GIVEN” for all ten nominees in the election of the Directors named in this Proxy Statement; “FOR” approval of the 2020 Omnibus Equity Incentive Plan, and, “FOR” ratification of RSM US LLP (RSM) as the Company’s independent auditors for the fiscal year ending December 31, 2020.  If any other business is properly presented at the Meeting, the Proxy will be voted in accordance with the recommendations of the Board.

Other than the matters set forth on the attached Notice of Annual Meeting of Shareholders, the Board knows of no additional matters that will be presented for consideration at the Meeting.  An executed or authorized Proxy, confers to each of Robert Bartlein and William Peeples, as the designated Proxyholders, discretionary authority to vote the shares in such a manner as to effect the election of all ten nominees for Director or as many thereof as possible under the rules of cumulative voting, if invoked, and in accordance with the recommendations of the Board on such other business, if any, which may properly come before the Meeting and at any adjournments or postponements thereof, including whether or not to adjourn the Meeting.  In addition, the Proxy being solicited confers, and the holders of each Proxy will have, discretionary authority to vote with respect to any matter if the Company did not have notice of such matter by February 22, 2020, which is at least 45 days before the anniversary date on which the Company first mailed its proxy materials for the then-prior year’s Annual Meeting of Shareholders.

When voting electronically either before or during the Meeting, please make sure you complete the voting on all proposals to assure that your vote is properly counted.  If you complete your electronic voting but you do not provide instructions on a proposal properly to come before the Meeting, your vote on that proposal will be cast in accordance with the recommendation of the Board.

You may revoke your Proxy at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed or authorized Proxy bearing a later date, by voting by telephone or electronically after the date of the Proxy or by participating in the Meeting online and voting electronically through the Webcast.  However, if you are a shareholder whose shares are not registered in your own name, you will need to be provided the appropriate documentation from the record holder to vote by Webcast.

The following matters will be considered and voted upon at the Meeting:

1.          Election of Directors. To elect the following ten persons to the Board of Directors of the Company to serve until the 2021 Annual Meeting of Shareholders and until their successors are elected and have qualified.

Robert H. Bartlein	James W. Lokey
Jean W. Blois	Shereef Moharram
Dana L. Boutain	William R. Peeples
Tom L. Dobyns	Martin E. Plourd
John D. Illgen	Kirk B. Stovesand

2.          Approval of the 2020 Omnibus Equity Incentive Plan.  To approve the Community West Bancshares 2020 Omnibus Equity Incentive Plan covering 500,000 shares.

3.          Ratification of the Company’s Independent Auditors.  To ratify the appointment of RSM as the Company’s independent auditors for the fiscal year ending December 31, 2020.

4.          Other Business.  To transact such other business as may properly come before the Meeting and any adjournment thereof, including, without limitation, approving an adjournment(s) of the Meeting, if necessary, to solicit additional proxies for the ten nominees for election.

This solicitation of proxies is being made by the Board.  The expense of solicitation of proxies for the Meeting will be borne by the Company.  Proxies may be solicited through the use of the mail, personally or by telephone or electronic transmission by Directors, officers and employees of the Company, and its wholly-owned subsidiary, Community West Bank (CWB or Bank), without additional compensation therefor.  In addition, if the Board deems it advisable the services of individuals or companies that are not regularly employed by the Company or the Bank may be engaged or used in connection with the solicitation of proxies.  The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, that are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.  The total estimated cost of the solicitation is approximately $30,000 depending on whether an outside solicitor is engaged.

 VOTING SECURITIES

The securities that may be voted at the Meeting consist of shares of Common Stock.  The close of business on March 30, 2020 has been fixed by the Board as the date (Record Date) for the determination of shareholders of record entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.  The total number of shares of Common Stock outstanding as of the Record Date was 8,472,463 shares.  Each shareholder is entitled to one vote for each share held as of the Record Date, except that in the election of Directors, each shareholder has the right to cumulate votes provided that the candidates’ names have been properly placed in nomination prior to commencement of voting and a shareholder has given notice of the shareholder’s intention to cumulate votes prior to commencement of voting.  Cumulative voting entitles a shareholder to give one candidate a number of votes equal to the number of Directors to be elected, multiplied by the number of shares of Common Stock held by that shareholder, or to distribute such votes among as many candidates as the shareholder deems fit.  The candidates receiving the highest number of votes, up to the number of Directors to be elected, will be elected.  The Proxy confers on the Proxyholders discretionary authority to vote the shares in such a manner as to effect the election of all ten nominees for Director or as many thereof as possible under the rules of cumulative voting.

Of the shares of Common Stock issued and outstanding as of the Record Date, 1,650,937 (19.49%) shares were beneficially owned by Directors and executive officers of the Company.  Such persons have informed the Company that they will vote “AUTHORITY GIVEN” for all ten nominees in the election of Directors; “FOR” approval of the 2020 Omnibus Equity Incentive Plan, and “FOR” ratification of the selection of RSM as the Company’s independent auditors for the fiscal year ending December 31, 2020.  Under California law and the Company’s Bylaws, a quorum consists of the presence by proxy or virtually via the Webcast, of a majority of the shares entitled to vote at the Meeting, and a matter (other than the election of Directors) voted on by shareholders will be approved if it receives the vote of a majority of the shares both present and voting, which shares also constitute a majority of the required quorum, unless the vote of a greater number of shares is required.  Abstentions and broker non-votes will be included in the number of shares present at the Meeting and entitled to vote for the purpose of determining the presence of a quorum.

If your shares are held in "street name" by a brokerage firm, you will need to follow the directions your brokerage firm provides to you to properly vote your shares.  Under the current rules of the New York Stock Exchange (NYSE), if you do not give instructions to your brokerage firm at least ten days before the Meeting, you still will be able to vote your shares with respect to certain "routine" matters, but you will not be allowed to vote your shares with respect to certain "non-routine" matters.  For example, the ratification of RSM as the Company's independent auditors (Proposal 3) is considered to be a routine matter under the NYSE rules and your brokerage firm will be able to vote on this proposal if it does not receive instructions from you, so long as it holds your shares in its name.  However, the election of Directors (Proposal 1) and approval of the 2020 Omnibus Equity Incentive Plan (Proposal 2) are non-routine matters.  Accordingly, if you do not instruct your broker how to vote with respect to Proposals 1, and 2, your broker may not vote with respect to that proposal and those votes will be counted as "broker non-votes."  "Broker non-votes" are shares that are held in "street name" by a bank or brokerage firm that indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter.  Assuming that a quorum is present at the Meeting, the following table sets forth the required vote to approve each matter to be considered and voted upon at the Meeting and the effect of “Withhold” votes, abstentions and broker non-votes.

Proposal	Required Vote	Effect of “Withhold” Votes, Abstentions, Broker Non-Votes
Proposal 1 – Election of Directors	The candidates receiving the highest number of votes, up to the number of Directors to be elected, will be elected.	Broker non-votes will have no effect on the voting for the election of Directors.
Proposal 2 – Approval of 2020 Omnibus Equity Incentive Plan
Affirmative vote of a majority of the shares represented and voting at the Meeting either by proxy or electronically through the Webcast on this proposal, with affirmative votes constituting at least a majority of the required quorum.

Abstentions and broker non-votes will have no effect unless there are insufficient votes in favor of the proposal, such that the affirmative votes constitute less than a majority of the required quorum.  In such case, abstentions will have the same effect as a vote against the proposal.

Proposal 3 – Ratification of the Company’s Independent Auditors
Affirmative vote of a majority of the shares represented and voting at the Meeting either by proxy or electronically through the Webcast on this proposal, with affirmative votes constituting at least a majority of the required quorum.

Abstentions and broker non-votes will have no effect unless there are insufficient votes in favor of the proposal, such that the affirmative votes constitute less than a majority of the required quorum.  In such case, abstentions will have the same effect as a vote against the proposal.

Voting Methods

Your vote is important.  Whether you hold shares directly as a shareholder of record or beneficially in "street name" (through a brokerage firm, bank or other nominee, referred to herein as “broker”), you may vote your shares without participating in the Meeting by the methods set forth below.

If you are a shareholder whose shares are registered in your name as of the Record Date, you may vote your shares by one of the following methods:

Vote by Internet.  You may direct your vote by proxy without attending the Meeting via the Internet.  Our Internet voting procedures are designed to authenticate shareholders by using individual control numbers.  To vote via the Internet please go to www.investorvote.com/CWBC or scan the QR code provided in the shaded area on your Notice or Proxy.  Follow the instructions on your Notice or Proxy and use the Internet, which is available 24 hours a day, to transmit your voting instructions up until the voting is closed at 7:30 P.M. Pacific Daylight Time on May 28, 2020

Vote by Telephone.  You may also direct your vote by proxy without attending the Meeting by dialing toll free, 1-800-652-8683 or toll, 1-781-575-3120, and following the instructions for telephone voting shown on your Notice or Proxy. Use any touch-tone telephone to transmit your voting instructions which is available 24 hours a day, up until voting is closed on the particular matter at the virtual Meeting.]

Vote by Proxy.  If you requested a printed paper copy of the proxy materials and/or wish to vote by Proxy card you may vote by returning the completed and properly signed Proxy in the postage-paid envelope enclosed with the paper copy of the proxy materials. Please mail your completed Proxy card by regular mail to the following address: Community West Bancshares, c/o Computershare Investors Services, Post Office Box 505000, Louisville, KY 40233-9814 or by overnight delivery to Community West Bancshares, c/o Computershare Investors Services, 462 South 4th Street Suite 1600, Louisville, KY 40202.

During the Meeting.  Shares registered directly in your name as the shareholder of record may be voted via Webcast at the Meeting. Shares held through a broker or nominee may be voted via Webcast only if you obtain a legal proxy from the broker or nominee that holds your shares giving you the right to vote the shares. Please go to www.meetingcenter.io/255791609, at that time of the meeting, have your control number available (which can be found in the shaded area of your Notice or Proxy) and follow the instructions to participate in the virtual meeting.

If your shares are held in street name as of the Record Date, then you are the “beneficial owner” of those shares and you should receive a separate voting instruction from your broker to direct your broker on how to vote your shares.  We encourage you to communicate your voting decisions to your broker to ensure your vote will be counted.  Shares held through a broker may be voted via the Webcast only if you obtain a proxy power (legal proxy) from the broker that holds your shares giving you the right to vote the shares.  You must register in advance to vote at the Meeting.  To register you must submit proof of your legal proxy reflecting your shareholdings of the Company along with your name and email address to Computershare.  Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 P.M., Eastern Time, on May 28, 2020.  You will receive a confirmation email from Computershare of your registration.

Requests for registration should be directed to Computershare at the following address:

By email: Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com  or by mail:  Computershare, Community West Bancshares Legal Proxy, P.O. Box 43001, Providence, RI  02940-3001.

If you are a registered shareholder but do not have your control number, or you are a beneficial owner without a legal proxy confirmed by Computershare, or just interested in listening to the Meeting you will need to register with Computershare on or before 5:00 P.M., Eastern Time, on May 28, 2020 by sending an email to legalproxy@computershare.com and receive an email from Computershare confirming your right to attend as a “guest.” As a guest you will not have the option to ask questions or vote at the Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information as of the Record Date, concerning the beneficial ownership of the Company’s outstanding Common Stock: (i) by persons (other than depositories) known to the Company to own more than 5% of the Company’s outstanding Common Stock; (ii) by each of the Company’s Directors or nominees; (iii) by each of the Named Executive Officers (as hereinafter defined); and (iv) by all current Directors and executive officers as a group.  Management is not aware of any change in control of the Company that has occurred since January 1, 2019, or any arrangement that may, at a subsequent date, result in a change in control of the Company.

Except as indicated, the address of each of the persons listed below is c/o Community West Bancshares, 445 Pine Avenue, Goleta, CA 93117.

Name and Title	Number of Shares of Common Stock Beneficially Owned (1)	Number of Shares Subject to Vested Stock Options (2)	Percent of Class Beneficially Owned (1) (2)
Robert H. Bartlein, Director, Chairman of the Board, CWB	568,656	8,000	6.80%
Jean W. Blois, Director	66,964	23,000	1.06%
Dana L. Boutain, Director	200	8,000	*
Tom L. Dobyns, Director	2,500	8,000	*
William F. Filippin, Executive Vice President and Chief Banking Officer, CWB	9,311	22,700	*
John D. Illgen, Director	35,000	23,000	0.68%
Investors of America, Limited Partnership (3)	568,696	-	6.71%
James W. Lokey, Director	10,654	8,000	*
Shereef Moharram, Director	14,425	18,000	*
William R. Peeples, Director, Chairman of the Board, CWBC	800,298	8,000	9.53%
Martin E. Plourd, Director, President and Chief Executive Officer, CWBC and CWB	75,500	105,000	2.10%
Kirk B. Stovesand, Director	55,429	23,000	0.92%
Timothy J. Stronks, Executive Vice President and Chief Operating Officer, CWB	-	5,000-	*
Susan C Thompson, Executive Vice President, Chief Financial Officer, CWBC and CWB	12,000	29,800	*
Philip J. Timyan (4)	436,780	-	5.16%
Paul S. Ulrich, Executive Vice President and Chief Credit Officer, CWB	-	4,800	*
All Directors and Executive Officers as a Group (14 in number)	1,650,937	294,300	22.19%
*	Less than 0.50%

(1)          Includes shares beneficially owned, directly and indirectly, together with associates, except for shares subject to vested stock options’.  Also includes shares held as trustee and held by or as custodian for minor children.  Unless otherwise noted, all shares are held as community property under California law or with sole investment and voting power.

(2)          Shares subject to options held by Directors or executive officers that are exercisable within 60 days after the Record Date (vested) are treated as issued and outstanding for the purpose of computing the percent of the class owned by such person and the percent of class owned by all Directors and executive officers as a group, but not for the purpose of computing the percent of class owned by any other person.

(3)          Address is: 135 North Meramec, Clayton, MO 63105.  These securities are owned by Investors of America, Limited Partnership and may be deemed to be indirectly owned by First Banks, Inc.  Members of the Dierberg Family and the Dierberg Family Trusts are shareholders of First Securities America, Inc., the General Partner of Investors of America, Limited Partnership, and First Banks, Inc.  First Banks, Inc. disclaims beneficial ownership of these securities.

(4)          Address is:  4324 Central Avenue, Western Springs, Illinois 60558.  Excludes 4,000 shares held by Mr. Timyan’s spouse, Anna S. Belyaev, of which Mr. Timyan disclaims beneficial ownership.  Information is pursuant to the most recent Schedule 13D filed by Mr. Timyan with the SEC on or about April 18, 2017.

PROPOSAL 1
ELECTION OF DIRECTORS

Directors and Executive Officers

The Company's Bylaws provide that the authorized number of Directors will be not less than six nor more than eleven, with the exact number of Directors to be fixed from time to time by resolution of a majority of the Board or by resolution of the shareholders.  The Board of Directors last fixed the authorized number on July 27, 2017 at ten.

At the Meeting, ten persons will be elected to serve as Directors of the Company until the 2021 Annual Meeting and until their successors are elected and have qualified.  The ten persons named below are all currently Directors of the Company and have been nominated by the Board for re-election.  A Proxy that is submitted to the Company with the instruction “AUTHORITY GIVEN” or submitted without instructions will be voted in such a way as to effect the election of all ten nominees, or as many thereof as possible under the rules of cumulative voting if cumulative voting is invoked at the Meeting.  In the event that any of the nominees should be unable to serve as a Director, it is intended that the Proxy will be voted for the election of such substitute nominees, if any, as will be designated by the Board.  Each nominee has consented to being named in the Proxy Statement and has agreed to serve as a member of the Board, if elected.  The Board has no reason to believe that any of the nominees will be unable or unwilling to serve.  Additional nominations can only be made by complying with the notice provision set forth in the Bylaws of the Company, an extract of which is included in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement.  This Bylaw provision is designed to give the Board advance notice of competing nominations, if any, and the qualifications of nominees, and may have the effect of precluding third-party nominations if the notice provisions are not followed.

None of the Directors or executive officers of the Company were selected pursuant to any arrangement or understanding, other than with the Directors and executive officers of the Company, acting within their capacities as such.  The Company knows of no family relationships between the Directors and executive officers of the Company, nor do any of the Directors or executive officers of the Company serve as Directors of any other company which has a class of securities registered under, or which is subject to the periodic reporting requirements of the Exchange Act or any investment company registered under the Investment Company Act of 1940.

Pursuant to NASDAQ Stock Market LLC (NASDAQ) Listing Rules, the Board has made an affirmative determination that the following members of the Board are “independent” within the meaning of such rules: Robert H. Bartlein, Jean W. Blois, Dana L. Boutain, Tom L. Dobyns, John D. Illgen, James W. Lokey, Shereef Moharram, William R. Peeples and Kirk B. Stovesand.  As such, pursuant to NASDAQ Listing Rules and Rule 10A-3 of the Securities Exchange Act of 1934 (Exchange Act), a majority of the members of the Board and all the members of the Audit Committee are “independent” as so defined.

The following persons have been nominated for election by the Board:

Robert H. Bartlein	James W. Lokey
Jean W. Blois	Shereef Moharram
Dana L. Boutain	William R. Peeples
Tom L. Dobyns	Martin E. Plourd
John D. Illgen Shereef Moharram	Kirk B. Stovesand

THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF “AUTHORITY GIVEN” FOR ALL TEN NOMINEES IN THE ELECTION OF DIRECTORS.

Information about the Nominees

Robert H. Bartlein (Age 72)

Mr. Bartlein has been a member of the Board of CWBC since its inception in 1997 and a founder and Director of CWB since 1989.  Mr. Bartlein serves on CWBC’s Nominating and Corporate Governance Committee and is Chairman of the Board of CWB, Chairman of CWB’s Credit Committee and a member of CWB’s Executive, Compensation, and Management Succession Committees.  He is President and CEO of Bartlein & Company, Inc., founded in 1969, which is a property management company with three California offices.  He is a graduate of the University of Wisconsin – Madison, with a degree in Finance, Investments and Banking, and did post-graduate study at the University of Wisconsin - Milwaukee.  Mr. Bartlein is past President and Director of the American Lung Association of Santa Barbara and Ventura Counties.

Jean W. Blois (Age 92)

Mrs. Blois has been a member of the Board of CWBC since its inception in 1997 and a founder and Director of CWB since 1989.  She is Chairwoman of CWB’s Compensation Committee and a member of CWB’s Asset/Liability Committee.  She co-founded Blois Construction, Inc. and served in a financial capacity before retirement.  She formed her own consulting firm, Jean to the Rescue.  Mrs. Blois graduated with a B.S. from the Haas School of Business at the University of California, Berkeley.  She served as a Trustee of the Goleta Union School District for 13 years, a Director of the Goleta Water District for 10 years and a council member for the City of Goleta for 6 years, including terms in 2005 and 2007 as Goleta Mayor.

Dana L. Boutain (Age 55)

Mrs. Boutain was named to the Boards of CWBC and CWB in July 2017, and is a member of CWBC’s Audit Committee. Mrs. Boutain is the managing director in the Oxnard office of CBIZ MHM, LLC. She assists clients with complex tax planning, from transaction structuring to multistate filing to taxation for international operations and subsidiaries.  Mrs. Boutain channels her passion for taxation into identifying opportunities for her clients to reduce their tax liabilities and meet their reporting requirements.  In addition to her tax work, Mrs. Boutain also performs attestation services, including compilations and reviews of financial statements.  She has been in the industry for more than 30 years. Ms. Boutain is a Certified Public Accountant and holds a B.S. – Business Administration degree from the California State University – Bakersfield and holds a M.S. – Taxation degree from Golden Gate University.

Tom L. Dobyns (Age 67)

Mr. Dobyns was named to the Boards of CWBC and CWB in July 2017, and is a member of CWB’s Compensation Committee.  Mr. Dobyns has more than 42 years of bank management experience, including as Chief Executive Officer of Mission Community Bank (2011-2014); President and Chief Executive Officer of American Security Bank (2009-2011); President of the Retail Banking Group of Fullerton Community Bank (2004-2007); Executive Vice President of First Interstate Bank (1981-1996), and a past member of the Board of Directors of the California Bankers Association.  He currently has his own consulting company that assists both banks and non-banks in leadership and executive coaching.  He is a keynote speaker for organizations across the United States and abroad.  Mr. Dobyns resides in Pismo Beach, CA and serves on several community-based non-profits, including Court Appointed Special Advocates (CASA) and The Barnabas Group.

John D. Illgen (Age 75)

Mr. Illgen has been a member of the Board of CWBC since its inception in 1997 and a founder and Director of CWB since 1989.  He is Secretary of the Board of CWBC and a member of CWBC’s Nominating and Corporate Governance, and Audit Committees, and Chairman of CWB’s Asset/Liability Committee, and a member of CWB’s Compensation Committee.  Mr. Illgen was Sector Director and Vice President for Modeling and Simulation with Northrop Grumman Information Systems until January 2018.  He was Founder (1988), President and Chairman of Illgen Simulation Technologies, Inc. until its merger with Northrop Grumman Corporation in December 2003.  Mr. Illgen is Chairman Emeritus of the Board of Directors of the National Defense Industrial Association and appeared on television with the late General (Ret) Alexander Haig on “21st World Business Review” as an industry expert in information systems, modeling and simulation and other technologies.  Mr. Illgen is on the Advisory Board of the Santa Barbara Scholarship Foundation and is a Past President of Goleta Rotary Club.  In 2012, Mr. Illgen received the International award, “Modern Day Technology Leader” from the BEYA for his contributions to the Modeling and Simulation domain.

James W. Lokey (Age 72)

Mr. Lokey has been a member of the Board of CWBC and CWB since June 2015.  He is a member of CWBC’s Audit Committee, Executive Committee and CWB’s Credit Committee.  Mr. Lokey has more than 42 years of bank management experience including as Chairman of the Board and Chief Executive Officer of Mission Community Bancorp (2010-2014); President of Rabobank, N.A. (2007-2009); President and Chief Executive Officer of Mid-State Bank & Trust (2000-2007); President and Chief Executive Officer of Downey Savings (1997-1998); Executive Vice President of First Interstate Bank/Wells Fargo Bank (1973-1996) and Past Chairman of the California Bankers Association.  He has significant ties in the communities of the Central Coast, including serving as a member of the President’s Cabinet at Cal Poly State University in San Luis Obispo; a Director of Cal Poly Corporation and Chairman of its investment committee; and Director of French Hospital Medical Center. Since retiring in 2014, Mr. Lokey has been active as a consultant and featured speaker regarding director education, enterprise risk management, and mergers and acquisitions.

Shereef Moharram (Age 48)

Mr. Moharram was named to the Boards of CWBC and CWB in December 2011, and is a member of CWB’s Asset/Liability Committee.  Mr. Moharram is a partner with the law firm Price Postel & Parma LLP in Santa Barbara, where he specializes in real estate law.  Mr. Moharram holds a B.A. in English Literature from the University of California, Santa Barbara, and a JD from the UCLA School of Law.

William R. Peeples (Age 77)

Mr. Peeples is Chairman of the Board of CWBC and a founder and Director of CWB since 1989.  Mr. Peeples is Chairman of CWBC’s Nominating and Corporate Governance Committee and serves on CWB’s Executive, Compensation and Management Succession Committees.  Mr. Peeples served in various executive capacities, including as President and Chief Financial Officer of Inamed Corporation from 1985 to 1987.  He also was a founder and Chief Financial Officer of Nusil Corporation and Imulok Corporation from 1980 to 1985.  Mr. Peeples has been active as a private investor and currently serves as Managing General Partner of two real estate partnerships.  Mr. Peeples holds a BBA from the University of Wisconsin – Whitewater, and an MBA from Golden Gate University, Air Force on-base program.

Martin E. Plourd (Age 62)

Mr. Plourd has been President, Chief Executive Officer and a member of the Board of CWB since November 2011 and President, Chief Executive Officer and member of the Board of CWBC since March 2012.  Mr. Plourd serves on CWB’s Credit, Asset/Liability and Management Succession Committees and is a member of the Management Disclosure Committee.  He has been in banking for over 38 years and has been a bank executive for over 20 years.  From July 2009 to October 2011, he worked as a private consultant with banks on engagements concerning strategic planning, acquisitions and compliance issues.  From July 2005 to July 2009, Mr. Plourd served first as Chief Operating Officer and then as President and Director of Temecula Valley Bank.  Prior to that, he spent 18 years with Rabobank/Valley Independent Bank in El Centro, including his last position as Executive Vice President and Community Banking Officer.  Mr. Plourd is an executive board member of the Western Bankers Association and Goleta Valley Cottage Hospital Foundation Board, an Advisory board member for the College of Agriculture at California State Polytechnic University, Pomona (Cal Poly) and is a member of the Goleta Rotary Club.  Mr. Plourd is a graduate of Stonier Graduate School of Banking and Cal Poly.

Kirk B. Stovesand (Age 57)

Mr. Stovesand has been a member of the Board of CWBC and CWB since May 2003.  Mr. Stovesand is Chairman of CWBC’s Audit Committee and serves on CWB’s Asset/Liability, and Credit Committees and is Secretary of CWB’s Board.  He is a partner of Walpole & Co., founded in 1974, which is a Certified Public Accounting and Consulting firm.  Mr. Stovesand has served on the boards of both for-profit and not-for-profit organizations. He is a graduate of the University of California Santa Barbara with a degree in Business Economics.  Mr. Stovesand received a Masters Degree in Taxation from Golden Gate University and a Master Certificate in Global Business Management from George Washington University.  He is a Certified Financial Planner, certified in mergers and acquisitions, and a member of the American Institute of Certified Public Accountants.

Executive Officers (not members of the Board)

The following sets forth, as of the Record Date, the names and certain other information concerning current executive officers of the Company, other than for Martin E. Plourd, who is a current director and nominee.

William F. Filippin (Age 56)

Mr. Filippin, Executive Vice President and Chief Banking Officer of CWB, has been with the Company since June 2015.  Prior to joining the Company, Mr. Filippin served with Heritage Oaks Bank (and Mission Community Bank until it was merged into Heritage Oaks Bank in February 2014) as Market Area President from March 2012 to May 2015; Executive Vice President and Chief Credit Officer from August 2010 to March 2012; and, Senior Vice President and Credit Administrator from April 2009 to August 2010.  Mr. Filippin is a founding member of the Paso Robles Optimist Club, served as President of the Paso Robles Kiwanis Club, and Chairman of the Arroyo Grande Chamber of Commerce.  He holds degrees in Agriculture Business Management from Cal Poly San Luis Obispo and from The Graduate School of Banking at the University of Wisconsin-Madison.

Susan C. Thompson (Age 57)

Ms. Thompson, Executive Vice President and Chief Financial Officer of CWBC and CWB, has been with the Company since June 2013.  Ms. Thompson previously served as Senior Vice President and Controller/Principal Accounting Officer at Western Alliance Bancorporation and prior to that as Senior Vice President and Controller of Pacific Capital Bancorporation.  Ms. Thompson is an alumni of the public accounting firm of Deloitte specializing in their financial services practice.  Ms. Thompson is a certified public accountant and a member of the Financial Managers Society.  Ms. Thompson is a graduate of Pacific Coast Banking School and holds a Bachelor of Science degree in accounting from the University of Utah.

Timothy J. Stronks (Age 51)

Mr. Stronks, Executive Vice President and Chief Operating Officer of CWB, has been with the Company since July 2018.  Mr. Stronks previously served as Senior Vice President, Deputy Director of Operations with Rabobank and prior to that as Executive Vice President for Pacific Premier Bank and Executive Vice President, Chief Information Officer of Heritage Oaks Bank (which was acquired by Pacific Premier Bank in March 2017).  Mr. Stronks also previously held various positions at Business First National Bank (acquired by Heritage Oaks Bank) in Santa Barbara, CA and Santa Barbara Bank and Trust.  Mr. Stronks is a Certified Information Security Manager and serves on the board of the Science and Engineering Council of Santa Barbara.  Mr. Stronks is a graduate of Pacific Coast Banking School, holds a Bachelor of Arts degree in International Political Science and Slavic Languages and Literatures from the University of California at Santa Barbara, and an MBA in IT Management from Western Governors University.

Paul S. Ulrich (Age 68)

Mr. Ulrich, Executive Vice President and Chief Credit Officer of CWB has been with the Company since July 2018.  Mr. Ulrich previously served as Senior Vice President and Chief Credit Officer at Evans Bank N.A. from 2015 to 2017, Executive Credit Officer, Senior Risk Advisor for Charter Strategies LLC from 2013 to 2015, Executive Vice President and Chief Credit Officer at Hudson Valley Bank N.A. (which merged with Sterling National Bank in 2014) from 2010 to 2013, and Senior Vice President, Senior Credit Officer, National Capital Markets and Commercial Real Estate with First Tennessee Bank N.A. from 2007 to 2010.  Mr. Ulrich graduated from Hofstra University with a Bachelor of Arts in Political Science/Economics and has an MBA in Financial Management from Fairleigh Dickinson University.

Specific Experience, Qualifications, Attributes and Skills of Directors

The Nominating and Corporate Governance Committee (NCGC) has reviewed with the Board the specific experience, qualifications, attributes and skills of each Director, including each nominee for election as a Director at the Meeting.  The NCGC has concluded that each Director has the appropriate skills and characteristics required of Board membership, and each possesses an in-depth knowledge of the Company’s business and strategy.  The NCGC further believes that our Board is composed of well-qualified and well-respected Directors who are prominent in business, finance and the local community. The experience and key competencies of each Director, as reviewed and considered by the NCGC, are set forth below.

Robert H. Bartlein.  As President of Bartlein & Company, Inc., Mr. Bartlein has substantial real estate experience with broad business exposure.  He is knowledgeable in real estate transactions, real estate law, credit analysis, accounting, income tax law and finance.  Mr. Bartlein is particularly familiar with the Central Coast real estate market and is active in the community.  He is a founder and has served on the Bank Board since its inception.

Jean W. Blois.  Mrs. Blois has experience starting and operating her own business in Goleta.  She has served for numerous years on the Goleta City Council, including two terms as that city’s Mayor, and has substantial community involvement.  Mrs. Blois is a founder and has served on the Bank Board since its inception.

Dana L. Boutain.  Mrs. Boutain has a broad financial background and serves as managing director of an accounting and consulting firm. Her expertise is in consulting, transaction structuring and financial statement compilations and reviews, including assisting clients in developing banking relationships and banking transactions. She primarily services clients in construction, manufacturing, government providers, oilfield services, transportation and real estate. Mrs. Boutain is active on boards of for-profit and not-for-profit organizations.

Tom L. Dobyns.  Mr. Dobyns has extensive experience in bank management serving in various executive management capacities including as Chief Executive Officer.  Mr. Dobyns consults banks in leadership and executive coaching.  Mr. Dobyns is active on several community-based not-for-profit boards.

John D. Illgen.  As founder and Chief Executive Officer of Illgen Simulation Technologies, Inc., until sold to Northrop Grumman, Mr. Illgen has a national reputation in technology, defense and model simulations, and broad business experience.  He has strong expertise in cyber security modeling and simulation and has chaired sessions at symposiums on this subject.  He continues to be published on technology and is a frequent symposium speaker.  Mr. Illgen is a founder and has served on the Bank Board since its inception.

James W. Lokey.  Mr. Lokey has spent virtually his entire career serving the banking industry, including many years as Chairman and Chief Executive Officer.  He is extremely knowledgeable with the San Luis Obispo business community and banking market.

Shereef Moharram.  Mr. Moharram is an attorney, specializing in real estate and is very active in the local community.  The Company believes Mr. Moharram’s legal and real estate background is pertinent in addressing numerous Board issues.

William R. Peeples.  Mr. Peeples has substantial experience in finance, including positions as a Chief Financial Officer, and has expertise in capital raising, venture capital, business combinations, real estate and broad business exposure.  Mr. Peeples also served as interim President and Chief Executive Officer of CWBC.  He is active in the local community.  Mr. Peeples is a founder and has served on the Bank Board since its inception.

Martin E. Plourd.  As President, Chief Executive Officer and a Director of the Bank and the Company, and through numerous executive positions Mr. Plourd has held in his banking career, he has a substantial financial services’ background, including management, lending, marketing and bank operations.  This experience enables Mr. Plourd to provide the Company with effective leadership in the conduct of its business and strategic initiatives.  He is active in the community and also has served in executive positions in the banking industry.

Kirk B. Stovesand.  Mr. Stovesand has a broad financial background and serves as a partner of an accounting and consulting firm.  He has a CPA, a CFP and a Masters in taxation.  Mr. Stovesand is active on boards of for-profit and not-for-profit organizations.

Material Litigation Involving Directors and Executive Officers

As of the date of this Proxy Statement, none of the Company’s Directors and/or Executive Officers is involved in any material proceeding as a party that is adverse to the Company or CWB or has a material interest adverse to the Company or CWB.  In addition, none of the Company’s Directors and/or Executive Officers have been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the ten year period prior to the date of this Proxy Statement.

Significant Employees

Although the Company and CWB considers each of their employees to be integral to the success of their respective operations in light of their individual contributions to the enterprise, as of the date of this Proxy Statement, neither the Company nor CWB has any “significant employees” within the meaning of Item 401(c) of SEC Regulation S-K.

CERTAIN INFORMATION REGARDING THE BOARD OF DIRECTORS

Meetings and Committees

The Company’s Board met 13 times (12 regular meetings and one special meeting) during the year ended December 31, 2019, and had the following standing committees of the Company or the Bank that met during the year: Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.  In addition, the Company’s Directors served on the Board of Directors of CWB, including the various committees established by CWB.  During 2019, none of the Company’s Directors attended less than 75% of the Company’s Board meetings and meetings of committees on which they served.  All Board members attended the 2019 Annual Meeting of Shareholders.

CWBC’s Audit Committee is composed of four independent Directors:  Messrs. Stovesand, Illgen, Lokey, and Mrs. Boutain.  This Committee is responsible for review of all internal and external examination reports and selection of the Company’s independent auditors.  The Audit Committee met 13 times during 2019.

CWBC’s Nominating and Corporate Governance Committee is composed of three independent Directors: Messrs. Peeples, Bartlein, and Illgen.  The Committee is responsible for recommendations regarding the Board’s composition and structure and policies and processes regarding overall corporate governance.  The Committee met one time during 2019.

CWB’s Compensation Committee is composed of five independent Directors: Mrs. Blois and Messrs. Bartlein, Dobyns, Illgen and Peeples.  The Committee is responsible for determining executive compensation.  This Committee met two times, including at least once in each six-month period, during 2019.

Board Leadership Structure and Role in Risk Oversight

The position of Chairman of the Board is separate from the position of Chief Executive Officer for each of the Company and CWB.  William R. Peeples, a non-employee independent Director, has been elected as the Chairman of the Company and Robert H. Bartlein, a non-employee independent Director, has been elected as the Chairman of CWB.  Martin E. Plourd is serving as President and Chief Executive Officer of the Company and CWB.  Separating these positions allows the Chief Executive Officer to focus on day-to-day business, while allowing the Chairman of the Boards of each of the Company and CWB to lead the respective Boards in their fundamental role of providing advice to and independent oversight of management.  The Board recognizes the time, effort and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required for those individuals to serve as the Company and Bank Chairman, particularly as the Board’s oversight responsibilities continue to grow.  While the Company’s bylaws and corporate governance guidelines do not require that the Company’s Chairman and Chief Executive Officer positions be separate, the Board believes that having separate positions and having independent outside Directors serve as the Chairman of each of the Company and CWB is the appropriate leadership structure for the Company at this time and demonstrates the Company’s commitment to good corporate governance.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success.  The Company faces a number of risks, including economic risks, environmental, cybersecurity, and regulatory risks, and others, such as the impact of competition.  Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management.  In its risk oversight role, the Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The Board believes that establishing the right “tone at the top” and that full and open communication between management and the Board of Directors is essential for effective risk management and oversight. The Company’s Chairman and CWB’s Chairman meet regularly with the President and Chief Executive Officer and other senior officers to discuss strategy and risks facing the Company.  Senior management is available to address any questions or concerns raised by the Board on risk management and any other matters.  Periodically, the Board of Directors receives presentations from senior management on strategic matters involving the Company’s operations.  The Board holds strategic planning sessions with senior management to discuss strategies, key challenges and risks and opportunities for the Company.

While the Board is ultimately responsible for risk oversight at the Company, the Board’s various standing committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk.  The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements, and discusses policies with respect to risk assessment and risk management.  Risk assessment reports are regularly provided by management to the Audit Committee.  The Compensation Committee of the Board assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from compensation policies and programs.  The Nominating and Corporate Governance Committee of the Board assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization, membership and structure, succession planning for our Directors and executive officers and corporate governance.

Shareholder Communication with Directors

Shareholders may communicate directly with the Board by writing to:

William R. Peeples, Chairman of the Board of Directors
Community West Bancshares
445 Pine Avenue
Goleta, CA 93117-3709

Audit Committee Report

The Report of the Audit Committee of the Board will not be deemed filed under the Securities Act of 1933, as amended (Securities Act) or under the Exchange Act.

The Board maintains a separately designated standing Audit Committee within the meaning of Section 3(a)(58) of the Exchange Act.  The Audit Committee is comprised of four of the Company’s Directors, each of whom meet the independence and experience requirements of the NASDAQ Listing Rules and Rule 10A-3(b)(1) of the Exchange Act.  The Audit Committee assists the Board in monitoring the accounting, auditing and financial reporting practices of the Company.  The Audit Committee operates under a written Charter, which is assessed annually for adequacy.  The Audit Committee Charter was last ratified in February 27, 2020.  There were no material changes. A copy of the Charter was included as Appendix A to the 2018 Proxy Statement as filed with the SEC on April 8, 2019.

Based on the attributes, education and experience requirements under the NASDAQ Listing Rules, the requirements set forth in section 407 of the Sarbanes-Oxley Act of 2002 and associated regulations, the Board has identified Kirk B. Stovesand as an “Audit Committee Financial Expert” as defined under Item 407 (d) (5) of Regulation S-K, and has determined him to be independent.

Management is responsible for the preparation of the Company’s financial statements and financial reporting process, including its system of internal controls.  In fulfilling its oversight responsibilities, the Audit Committee:

•	Reviewed and discussed with management the audited financial statements contained in the Company’s Annual Report on Form 10-K for fiscal 2019; and

•	Obtained from management their representation that the Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

The Company’s 2019 independent auditor, RSM US LLP (RSM), was responsible for performing an audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB) and expressing an opinion on whether the Company’s financial statements present fairly, in all material respects, the Company’s financial position and results of operations for the periods presented and conform with accounting principles generally accepted in the United States.  In fulfilling its oversight responsibilities, the Audit Committee:

•	Discussed with RSM the matters required to be discussed by Statement on Auditing Standards No. 1301, Communications with Audit Committees (AS 1301); and

•
Received and discussed with RSM the written disclosures and the letter from RSM required by applicable requirements of PCAOB regarding RSM’s communications with the Audit Committee concerning independence, and reviewed and discussed with RSM whether the rendering of the non-audit services provided by them to the Company during fiscal 2019 was compatible with their independence.

In addition, the Company received a letter from RSM to the effect that RSM’s audit of the Company was subject to its quality control system for the United States accounting and auditing practice to provide reasonable assurance that the engagement was conducted in compliance with professional standards, that there was appropriate continuity of RSM personnel working on the audit and the availability of national office consultation.

In performing its functions, the Audit Committee acts only in an oversight capacity.  It is not the responsibility of the Audit Committee to determine that the Company’s financial statements are complete and accurate, are presented in accordance with accounting principles generally accepted in the United States or present fairly the results of operations of the Company for the periods presented or that the Company maintains appropriate internal controls.  Further, it is not the duty of the Audit Committee to determine that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s auditors are independent.

Based upon the reviews and discussions described above, and the report of RSM, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the SEC.

THE AUDIT COMMITTEE

Kirk B. Stovesand, Chairman
Dana L. Boutain
John D. Illgen
James W. Lokey
Dated: February 27, 2020

Nominating and Corporate Governance Committee

The Company’s Nominating and Corporate Governance Committee (NCGC) was established in February 2004 and the committee charter (Charter) is annually assessed and was last ratified on February 27, 2020.  A copy of the Charter, as amended is included as Appendix A to this Proxy Statement.  The NCGC, consisting of three independent Directors, makes recommendations to the Board regarding the Board’s composition and structure, nominations for elections of Directors, and policies and processes regarding principles of corporate governance to ensure the Board’s compliance with its fiduciary duties to the Company and its shareholders.  The NCGC reviews the qualifications of, and recommends to the Board, candidates as additions, or to fill Board vacancies, if any were to occur during the year.

The NCGC will consider, as part of its nomination process, any Director candidate recommended by a shareholder of the Company who follows the procedures in this Proxy Statement shown under the heading “2020 Shareholder Proposals” set forth below.  The NCGC will follow the processes in the Charter when identifying and evaluating overall Board composition and individual nominees to the Board.

Additional information regarding (i) the NCGC’s policy with regard to the consideration of any Director candidates recommended by security holders and related procedures to be followed by security holders in submitting such recommendations, (ii) minimum qualifications of Director candidates, and (iii) the NCGC’s process for identifying and evaluating nominees for Directors, is incorporated herein by reference to the Charter.

The NCGC determines the required selection criteria and qualifications of Director nominees based upon the Company’s needs at the time nominees are considered.  In general, Directors should possess the highest personal and professional ethics, integrity and values and be committed to representing the long-term interests of the Company’s shareholders.  In addition to the foregoing considerations, the NCGC will consider criteria such as strength of character and leadership skills; general business acumen and experience; broad knowledge of the industry; number of other board seats; and, willingness to commit the necessary time to ensure an active board whose members work well together and possess the collective knowledge and expertise required by the Board.  The NCGC considers these same criteria for candidates regardless of whether the candidate was identified by the NCGC, by shareholders, or any other source.

The goal of the NCGC is to seek to achieve a balance of knowledge and experience on the Company’s Board.  To this end, the NCGC seeks nominees with the highest professional and personal ethics and values, an understanding of the Company’s business and industry, diversity of business experience, expertise and backgrounds, a high level of education, broad-based business acumen and the ability to think strategically.  The composition of the current Board reflects diversity in business and professional experience, skills, and gender.  The NCGC reviews the effectiveness of the Charter in achieving the goals of the NCGC as stated therein annually.

Compensation Committee

The Compensation Committee (CC) assists the Board by reviewing and approving the Company’s overall compensation and benefit programs and administering the compensation of the Company’s executive and senior officers.  The CC is comprised of five of the Company’s Directors, each of whom meet the current independence and experience requirements of the applicable provision of the NASDAQ Listing Rules and requirements of the SEC.  At the February 2019 meeting, the CC utilized the services of outside compensation consultants Equias Alliance and Blanchard Consulting Group to educate the CC on best practices, equity incentive plans and trends in executive and director compensation.  The CC operates under a written charter that is assessed annually for adequacy.  The CC’s charter was last amended on February 27, 2020.

The CC’s policies and underlying philosophy governing the Bank’s executive compensation program, as endorsed by the Compensation Committee and the Board of Directors, are designed to accomplish the following: (i) maintain a compensation program that is equitable in a competitive marketplace; (ii) provide opportunities that integrate pay with the Bank's annual and long‐term performance; (iii) encourage achievement of strategic objectives and creation of shareholder value; (iv) recognize and reward individual initiative and achievements; (v) maintain an appropriate balance between base salary and incentive compensation; and, (vi) allow the Bank to attract, retain, and motivate talented executives.

The CC is responsible for and is authorized to:

1.
Annually review and determine (i) the compensation, including salary, bonus, incentive and other compensation of the Chief Executive Officer, (ii) approve corporate goals and objectives relevant to compensation of the Chief Executive Officer, and (iii) evaluate performance in light of these goals and objectives, approve compensation in accordance therewith and provide a report thereon to the Board.

2.	Annually review the amounts and terms of base salary, incentive compensation and all other forms of compensation for the Company’s Executive Officers, and report the CC’s findings to the Board.

3.
Assess bank compensation programs including bonus and incentive plans for risk that may materially affect the long‐term viability of the Bank.  Risk management practices should include an assessment of the internal control environment surrounding the compensation programs, ensure the review and approval process is evident and the documentation is adequate to support the results and contains appropriate clawback provisions.

i.	This annual risk assessment will be conducted by the Chief Risk Officer who will then provide documentation supporting his/her recommendations to the CC.

4.
Review Executive Officer compensation in reference to Section 162(m) of the Internal Revenue Code, as it may be amended from time to time, and any other applicable laws, rules and regulations.  This review may be conducted by external compensation consultants as deemed appropriate by the CC.

5.
Annually review and make recommendations to the Board with respect to incentive based compensation plans and equity based plans.  Establish criteria for the terms of awards granted to participants under such plans.  Grant awards in accordance with such criteria and exercise all authority granted to the CC under such plans, or by the Board in connection with such plans.

6.	Recommend to the Board the compensation for Directors (including retainer, CC and CC chair fees, stock options and other similar items, as appropriate).

7.	Evaluate the need for or any modifications to employment agreements, severance arrangements and change in control agreements and provisions, as well as any special supplemental benefits.

8.	Conduct an annual review of the CC’s performance and periodically assess the adequacy of its charter and recommend changes to the Board as needed.

9.
Retain, at the expense of the Bank, compensation consultants, outside counsel and other advisors as the CC may deem appropriate in its sole discretion. The CC shall have authority to approve related fees and retention terms.

10.
Perform any other activities consistent with this Charter, the Company’s By‐laws and governing law as the CC or the Board deem appropriate. Delegate responsibility to subcommittees of the CC as necessary or appropriate.  Regularly report to the Board on the CC’s activities.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth, for the years ended December 31, 2019 and 2018, the compensation information for Martin E. Plourd, President and Chief Executive Officer of CWBC and CWB, and for the two other most highly compensated executive officers who earned at least $100,000 in 2019 (collectively, the Named Executive Officers).

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards (1)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation (2)	Total
Martin E. Plourd, President and Chief Executive Officer, CWBC and CWB	2019	$433,333	$200,000	-	-	-	-	$68,506	$701,839
	2018	$391,667	$200,000	-	$60,574	-	-	$63,422	$715,663
William F. Filippin, Executive Vice President Chief Banking Officer, CWB	2019	$266,667	$55,000	-	$20,180	-	-	$45,794	$387,641
	2018	$238,209	$85,000	-	-	-	-	$42,213	$386,485
Timothy J. Stronks, Executive Vice President and Chief Operating Officer, CWB	2019	$228,833	$60,000	-	$13,454	-	-	$31,071	$333,358
	2018	$99,824	$30,000	-	$84,431	-	-	$27,168	$241,423

(1)          The dollar value of option awards represents the aggregate grant date fair value of option awards granted during the applicable fiscal year as computed in accordance with FASB ASC Topic 718, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions.  The terms of the 2006 and 2014 Plans are described below in “Stock Option Plans.”  Furthermore, the amount recognized for these awards was calculated based on the Black-Scholes option-pricing model.  See the Company’s Annual Report on Form 10-K, at Note 11 to the Company’s Financial Statements for the year ended December 31, 2019.

(2)          “All Other Compensation” includes the following:

ALL OTHER COMPENSATION
Name	Year	401k Match	Deferred Compensation	Life Insurance Premium	Company Car/Car Allowance	Club Membership	Relocation
Martin E. Plourd	2019	$8,100	$52,000	$3,564	$1,392	$2,100
	2018	$8,100	$47,000	$3,564	$1,308	$2,100	-
William F. Filippin	2019	$8,100	$32,000	$1,804	$2,540	-
	2018	$8,100	$28,750	$1,303	$2,710	-	-
Timothy J. Stronks	2019	$2,863	$27,400	$808	-	-	-
	2018	-	$11,903	$265	-	-	$15,000

Employment Arrangements and Other Factors Affecting 2019 Compensation

During 2019, the terms of each of Mr. Plourd’s, Mr. Filippin’s, and Mr. Stronks’ employment was governed by a written employment agreement with the Company as described below:

Potential Payments upon Retirement, Termination or Change-In-Control

Employment Arrangements for Martin E. Plourd

Mr. Plourd has an employment contract, effective November 2, 2011, with an annual base salary of $440,000 as of March 1, 2019 and subsequently adjusted to $450,000 as of March 1, 2020, for his service as President and Chief Executive Officer of the Company and the Bank.  The terms of this employment agreement was set to terminate on December 31, 2019, but was automatically renewed under its own terms for an additional 12 months.  The employment agreement automatically renews for successive 12 month periods unless at least three months before the expiration of any preceding term or renewal term, either (a) the Board provides written notice of non-renewal to Mr. Plourd or (b) Mr. Plourd provides written notice of non-renewal to the Bank.  During January of each year during the term of the employment agreement and any renewal term, the Board will review Mr. Plourd’s base salary and will determine, in its sole discretion, whether or not to adjust such salary.  Any such salary adjustment will be effective as of the first day of such calendar year.  Subject to the terms of the Company’s Compensation Policy (which is attached as Exhibit C to Mr. Plourd’s employment agreement), Mr. Plourd will be eligible to receive an annual bonus in an amount, if any, as determined by the Board of Directors in its sole discretion.  For 2019 and 2018, respectively, $200,000 bonus amounts were awarded.  Mr. Plourd is eligible to receive stock option grants to purchase shares of Common Stock as may be determined by the Board of Directors in its sole discretion.  See “Outstanding Equity Awards at Fiscal Year-End” table.  Mr. Plourd was furnished a company car beginning in 2015.  The Company also pays for a business club membership on behalf of Mr. Plourd of $350 per month.

In connection with Mr. Plourd’s employment agreement, the Company and Mr. Plourd have also entered into an Indemnification Agreement pursuant to which the Company has agreed to indemnify Mr. Plourd in the event he is made a party to or threatened to be made a party to, or otherwise involved in, any suit or proceeding, whether brought in the name of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, in which he may be or may have been involved as a party or otherwise (other than as plaintiff against the Company), by reason of the fact that he is or was a director or officer of the Company, or is or was serving as a director, officer, employee or agent of any other enterprise at the request of the Company or by reason of any action taken by him or of any inaction on his part while acting in such capacity.  Any payments made to Mr. Plourd pursuant to the indemnification agreement are subject to and conditioned upon compliance with any and all applicable Federal and state laws and regulations and all benefits and privileges to which he is otherwise entitled by law or pursuant to the Bylaws of the Company.

In addition, Mr. Plourd has a deferred compensation account established and maintained at CWB for his benefit.  To this account, the Company credited $100,000 on December 31, 2011.  In addition, 1% per month of his annual salary will also be credited to this account during the term of Mr. Plourd’s employment.  Monthly interest credits will be earned throughout the term of the agreement at the then-current CWB three-year certificate of deposit rate on an annualized basis.  No funds in this account will vest prior to the date Mr. Plourd attains age 65, and normal payments will not commence until such time as Mr. Plourd attains age 66, whether or not he is employed by the Company.  In the event of a change of control before Mr. Plourd attains age 65, the total amount credited to this account will become fully vested.

Mr. Plourd also has a Salary Continuation Agreement, effective as of December 30, 2013.  Upon separation from service after normal retirement age, he will receive $1,500,000 in $100,000 payments over a 15-year period commencing the month following his separation from service.  No funds in this account will vest prior to the date Mr. Plourd attains age 65.  If early involuntary termination occurs, he will be paid 100% of the accrued benefit in one lump sum.  Also, in the event of disability prior to normal retirement age, he will be paid 100% of the accrued benefit in lieu of any other benefit hereunder, paid in 180 equal monthly installments.  At December 31, 2019 his accrued unvested benefit was $611,385.  If a change of control occurs, followed within 24 months by separation of service prior to normal retirement age, Mr. Plourd will receive within 30 days a lump-sum benefit of $1,130,357 and any gross-up required, in lieu of any other benefit thereunder.  In the event of death prior to or subsequent to commencement of benefit payments, there are provisions relating to payments to designated beneficiaries.

Assuming a separation from service occurred on December 31, 2019 following a change of control, the Company estimates that aggregate compensation due to Mr. Plourd in such event, approximately $2.0 million, would result in an “excess parachute payment” of approximately $0.3 million under Internal Revenue Code Section 280G and that such “excess parachute payment” would be subject to a 20% excise tax.  Under the terms of Mr. Plourd’s Salary Continuation Agreement, the Company has agreed to pay Mr. Plourd a “gross up payment” equal to the amount of this excise tax.  As of December 31, 2019, the Company’s potential “gross-up payment” was estimated to be $69,000.

Mr. Plourd’s employment agreement specifies that, in the event of termination without cause or on non-renewal, he would continue to receive salary and benefits plus deferred compensation for a period of three months following the Bank’s written notice of Mr. Plourd’s termination or non-renewal, and one year’s base salary.  The contract continues Mr. Plourd’s health insurance, dental insurance, short-term disability insurance and life insurance for 18 months.  Also, the contract contains a change of control (as defined) clause whereby, if he is terminated within one year following such event, he would be entitled to base salary and benefits for a period of one year.

Employment Arrangements for William F. Filippin

Mr. Filippin has an employment contract, effective June 1, 2015 with an annual base salary as of March 1, 2019 of $268,000.  Beginning of March 1, 2020, Mr. Filippin’s annual base salary was adjusted to $276,040.  In addition, he has a deferred compensation account established and maintained at CWB for his benefit.  To this account the Company credited $40,000 on September 30, 2015.  Also, the Company will credit 1% per month of his annual salary during the term of his employment.  Monthly interest credits will be earned throughout the term of the agreement at the then-current CWB three-year certificate of deposit rate.  No funds in this account will vest prior to the date Mr. Filippin attains age 65, and normal payments will not commence until such time as Mr. Filippin attains age 66, whether or not he is employed by the Company.  In the event of a change of control, the total amount credited to this account will become fully vested.

Mr. Filippin’s contract specifies that, in the event of termination without cause, he would continue to receive salary and benefits plus deferred compensation for a period of three months.  Also, the contract contains a change of control (as defined) clause whereby, if he is terminated within one year following such event, he would be entitled to base salary and benefits for a period of one year.  Mr. Filippin is also eligible for an annual bonus which is determined by the Board in its sole discretion.  For 2019 and 2018, respectively, $55,000 and $85,000 bonus amounts were awarded.

Mr. Filippin also has a Salary Continuation Agreement, effective as of September 28, 2018.  Upon separation from service after normal retirement age, he will receive $750,000 in $50,000 payments over a 15-year period commencing the month following his separation from service.  No funds in this account will vest prior to the date Mr. Filippin attains age 65.    If early involuntary termination without cause occurs, he will be paid 100% of the accrued benefit in one lump sum.  If early involuntary termination with cause occurs he receives no benefit.  Also, in the event of disability prior to normal retirement age, he will be paid 100% of the accrued benefit in lieu of any other benefit hereunder, paid in 180 equal monthly installments.  At December 31, 2019 his accrued unvested benefit was $51,319.  If a change of control occurs, followed within 24 months by separation of service prior to normal retirement age, Mr. Filippin will receive within 30 days a lump-sum benefit of $538,585 and any gross-up required, in lieu of any other benefit thereunder.  In the event of death prior to or subsequent to commencement of benefit payments, there are provisions relating to payments to designated beneficiaries.

Assuming a separation from service occurred on December 31, 2019 following a change of control, the Company estimates that aggregate compensation due to Mr. Filippin in such event, approximately $1 million, would result in an “excess parachute payment” of approximately $0.3 million under Internal Revenue Code Section 280G and that such “excess parachute payment” would be subject to a 20% excise tax.  Under the terms of Mr. Filippin’s Salary Continuation Agreement, the Company has agreed to pay Mr. Filippin a “gross up payment” equal to the amount of this excise tax.  As of December 31, 2019, the Company’s potential “gross-up payment” was estimated to be $68,000.

During 2019, the Company granted stock option awards to Mr. Filippin which are reported in the “Summary Compensation Table” above and in the “Outstanding Equity Awards at Fiscal Year-End Table” below.

Employment Arrangements for Timothy J. Stronks

Mr. Stronks has an employment contract, effective July 23, 2018.  Mr. Stronks’ annual base salary was $229,000 as of March 1, 2019.  Beginning March 1, 2020 Mr. Stronks’ annual base salary was adjusted to $242,740.  In addition, he has a deferred compensation account established and maintained at CWB for his benefit.  To this account, the Company will credit 1% per month of his annual salary during the term of his employment.  Monthly interest credits will be earned throughout the term of the agreement at the then-current CWB three-year certificate of deposit rate.  No funds in this account will vest prior to the date Mr. Stronks attains age 65, and normal payments will not commence until such time as Mr. Stronks attains age 66, whether or not he is employed by the Company.  In the event of a change of control, the total amount credited to this account will become fully vested.

Mr. Stronks’ contract specifies that, in the event of termination without cause, he would continue to receive salary and benefits plus deferred compensation for a period of three months.  Also, the contract contains a change of control (as defined) clause whereby, if he is terminated within one year following such event, he would be entitled to base salary and benefits for a period of one year.  Mr. Stronks is also eligible for an annual bonus which is determined by the Board in its sole discretion.  For 2019 and 2018, respectively, $60,000 and $30,000 bonus amounts were awarded.

The Board on February 27, 2020, approved a Salary Continuation Agreement for Mr. Stronks.  The completion and execution of that Salary Continuation Agreement is subject to certain conditions.  Under the terms of the agreement, upon separation from service after normal retirement age, Mr. Stronks will receive $750,000 in $50,000 payments over a 15-year period commencing the month following his separation from service.  No funds in this account will vest prior to the date Mr. Stronks attains age 66.  If early involuntary termination without cause occurs, he will be paid 100% of the accrued benefit in one lump sum.  If early involuntary termination with cause occurs he receives no benefit.  Also, in the event of disability prior to normal retirement age, he will be paid 100% of the accrued benefit in lieu of any other benefit hereunder, paid in 180 equal monthly installments.  At December 31, 2019 his accrued unvested benefit was zero.  If a change of control occurs, followed within 24 months by separation of service prior to normal retirement age, Mr. Stronks will receive within 30 days a lump-sum benefit of $538,585 and any gross-up required, in lieu of any other benefit thereunder.  In the event of death prior to or subsequent to commencement of benefit payments, there are provisions relating to payments to designated beneficiaries.

Assuming a separation from service occurred following a change of control, any “excess parachute payment” under Internal Revenue Code Section 280G then due to Mr. Stronks would be subject to a 20% excise tax.  Under the terms of Mr. Stronks’ Salary Continuation Agreement, the Company would pay Mr. Stronks a “gross up payment” equal to the amount of this excise tax.  As of December 31, 2019, the Company’s potential “gross-up payment” was estimated to be zero.

During 2019, the Company granted stock option awards to Mr. Stronks which are reported in the “Summary Compensation Table” above and in the “Outstanding Equity Awards at Fiscal Year-End Table” below.

Stock Option Plans

The 2006 Stock Option Plan

On March 23, 2006, the Company’s Board adopted the 2006 Stock Option Plan (2006 Plan) and it was subsequently approved by the shareholders at the 2006 Annual Meeting of Shareholders.  The 2006 Plan expired on March 23, 2016.  At December 31, 2019, the number of shares to be issued upon exercise of outstanding options granted pursuant to the 2006 Plan was 136,900 shares.

The 2014 Stock Option Plan

On March 27, 2014, the Company’s Board adopted the 2014 Stock Option Plan (2014 Plan) and it was subsequently approved by the shareholders at the 2014 Annual Meeting of Shareholders.  The 2014 Plan provides for the issuance of up to 750,000 shares of the Company’s Common Stock to Directors, officers and key employees of the Company and CWB.  At December 31, 2019, the number of shares to be issued upon exercise of outstanding options granted pursuant to the 2014 Plan was 594,400 shares, and the number of shares of Common Stock remaining available for future issuance under the 2014 Plan was 55,100 shares.  See the tables below entitled “Outstanding Equity Awards at Fiscal Year-End” and “Director Compensation Table” for more information regarding options outstanding as of December 31, 2019.

Eligibility.  Full-time employees, officers and Board members of the Company and subsidiaries, including CWB, are eligible to receive awards under the 2014 Plan at the discretion of the Board.

Plan Term.  The 2014 Plan’s term commenced on May 22, 2014 and will terminate on May 22, 2024 (subject to early termination is described herein).

Administration.  The 2014 Plan is administered by the Board, serving as the “Stock Option Committee”, one or more of whom may also be executive officers and therefore may not be deemed to be “independent,” as that term is defined in the listing standards of the NASDAQ Stock Market, LLC.  Members of the Board receive no additional compensation for their administration of the Plans.  Each Director will abstain from approving the grant of any options to themselves.  Options may be granted only to Directors, officers and key employees of the Company and any subsidiary, including CWB.  Subject to the express provisions of the 2014 Plan, the Board is authorized to construe and interpret the 2014 Plan, and make all the determinations necessary or advisable for administration of the 2014 Plan.  The full text of the 2014 Plan is available as Appendix A to the Company’s Amendment No. 1 to Schedule 14A filed with the SEC on May 5, 2014.

Incentive and Non-Qualified Stock Options.  The 2014 Plan provides for the grant of both incentive stock options and non-qualified options.  Incentive stock options are available only to persons who are employees of the Company, and are subject to limitations imposed by applicable sections of the Internal Revenue Code, as amended, including a $100,000 limit on the aggregate fair market value (determined on the date the options are granted) of shares of Common Stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under the 2014 Plan and all other “incentive stock option” plans of the Company).  Any options granted under the 2014 Plan which do not meet the limitations for incentive stock options, or which are otherwise not deemed to be incentive stock options, are deemed “non-qualified.”

Amendment and Termination of the 2014 Plan.  The 2014 Plan, and all stock options previously granted under the 2014 Plan, will terminate upon the dissolution or liquidation of the Company, upon a consolidation, reorganization, or merger as a result of which the Company is not the surviving corporation, or upon a sale of all or substantially all of the assets of the Company.  However, all options theretofore granted will become immediately exercisable in their entirety upon the occurrence of any of the foregoing, and any options not exercised immediately upon the occurrence of any of the foregoing events will terminate, unless provision is made for the assumption or substitution thereof.  As a result of these acceleration provisions, even if an outstanding option were not fully vested as to all increments at the time of the event, that option will become fully vested and exercisable.  The Board may at any time suspend, amend or terminate the 2014 Plan, and may, with the consent of the respective optionee, make such modifications to the terms and conditions of outstanding options as it may deem advisable.  Certain amendments to the 2014 Plan may also require shareholder approval if such amendment or modification would: (a) materially increase the number of shares of Common Stock which may be issued under the 2014 Plan; (b) materially increase the number of shares of Common Stock which may be issued at any time under the 2014 Plan to all Directors who are not also officers or key employees of the Company; (c) materially modify the requirements as to eligibility for participation in the 2014 Plan; (d) increase or decrease the exercise price of any option granted under the 2014 Plan; (e) increase the maximum term of options provided for in the 2014 Plan; (f) permit options to be granted to any person who is not an eligible participant; or (g) change any provision of the 2014 Plan which would affect the qualification as an incentive stock option under the 2014 Plan.  The amendment, suspension or termination of the 2014 Plan will not, without the consent of the optionee, alter or impair any rights or obligations under any outstanding option under the 2014 Plan.

Adjustments Upon Changes in Capitalization.  The total number of shares covered by the 2014 Plan and the price, kind and number of shares subject to outstanding options thereunder, will be appropriately and proportionately adjusted if the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation or otherwise, without consideration to CWBC as provided in the 2014 Plan.  Fractional share interests of such adjustments may be accumulated, although no fractional shares of stock will be issued under the 2014 Plan.

Holdings of Outstanding Equity Awards

The following table sets forth certain information, pursuant to SEC rules, regarding stock options outstanding at December 31, 2019 for the Named Executive Officers.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END(1)
Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
William F. Filippin	14,400	5,600	-	$6.59	6/25/25
	3,600	2,400	-	$6.86	3/24/26
	1,000	4,000	-	$11.20	2/22/28
	-	7,500	-	$10.28	2/28/29
Martin E. Plourd	20,000	-	-	$3.25	12/13/22
	20,000	-	-	$7.31	1/30/24
	20,000	5,000	-	$6.6996	3/26/25
	15,000	10,000	-	$6.86	3/24/26
	8,000	12,000	-	$10.30	2/22/27
	4,000	6,000	-	10.99	12/20/27
	4,000	16,000	-	$10.56	11/15/28
Timothy J. Stronks	4,000	16,000	-	$12.68	7/26/28
	-	5,000	-	$10.28	2/28/29

(1)	As of December 31, 2019, the Company had not granted nor had outstanding any stock awards.

(2)	Each option grant generally vests 20% on each anniversary of the grant date. Each stock option expires 10 years after the date the stock option was granted.

Option Exercises and Stock Vested

The following table sets forth information related to the value received by each Named Executive Officer during 2019 for stock awards that vested, as well as the value realized upon stock option exercises.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
William F. Filippin	-	-	-	-
Martin E. Plourd	-	-	-	-
Timothy J. Stronks	-	-	-	-

Pension Benefits

Excluding any tax-qualified contribution plan and any nonqualified defined contribution plan, none of the Named Executive Officers or any other key officers participate in any plan that provides for payments or other benefits at, following, or in connection with, retirement.

Treatment of Outstanding Stock Options upon Retirement, Termination or Change of Control

Termination of Employment or Affiliation.  Under the terms of the 2006 and 2014 Plans (Plans), in the event an optionee ceases to be affiliated with the Company or a subsidiary for any reason other than disability, death or termination for cause, the stock options granted to such optionee will expire at the earlier of the expiration dates specified for the options, or 90 days after the optionee ceases to be so affiliated.  During such period after cessation of affiliation, the optionee may exercise the option to the extent it was exercisable as of the date of such termination, and thereafter the option expires in its entirety.  If an optionee’s stock option agreement so provides, and if an optionee’s status as an eligible participant is terminated for cause, the options held by such person will expire 30 days after termination, although the Board may, in its sole discretion, within 30 days of such termination, reinstate the option.  If the option is reinstated, the optionee will be permitted to exercise the option only to the extent, for such time, and upon such terms and conditions as if the optionee’s status as an eligible participant had been terminated for a reason other than cause, disability or death, as described above.

Liquidation or Change of Control.  The Plans, and all stock options previously granted under the Plans, terminate upon the dissolution or liquidation of the Company, upon a consolidation, reorganization or merger as a result of which the Company is not the surviving corporation, or upon a sale of all or substantially all of the assets of the Company.  However, all options heretofore granted become immediately exercisable in their entirety upon the occurrence of any of the foregoing, and any options not exercised immediately upon the occurrence of any of the foregoing events will terminate unless provision is made for the assumption or substitution thereof.  As a result of the acceleration provisions, even if an outstanding option were not fully vested as to all increments at the time of the event, that option will become fully vested and exercisable.

Profit Sharing and 401(k) Plan

The Company has established a 401(k) plan for the benefit of its employees.  Employees are eligible to participate in the plan beginning the first of the month following the successful completion of 30 days of employment, subject to certain limitations.  Each plan year, the Company will make a Safe Harbor non-elective employer contribution on behalf of eligible participants who have more than 12 months of service with nth Company.an amount equal to 3% of such eligible participant’s compensation for such plan year.  The Company’s contributions were determined by the Board and amounted to $337,000 in 2019 and $296,000 in 2018.

Directors’ Compensation

CWB’s non-employee Directors are paid for attendance at CWB Board meetings at the rate of $1,400 ($1,700 for the Chairman) for each regular Board meeting, $400 ($500 for Audit Committee Chairman) each for credit and audit committee meetings, and $300 each for Compensation, Technology and Cybersecurity, and Nominating and Governance meetings.  If a Director attends a meeting by videoconferencing, 100% of the fee is received for committee meetings and 50% of the fee is received for Board meetings.  In 2019, no additional discretionary compensation was awarded to the non-employee Directors.  There were no CWBC Director fees paid during 2019.

The following table sets forth the information concerning the compensation paid to each of the Company’s Directors during 2019.  Compensation paid to Martin E. Plourd, Director, President and Chief Executive Officer of CWBC and CWB, is not included in this table because he was an employee during 2019 and, therefore, received no additional compensation for his service as a Director.

Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Robert H. Bartlein	37,800	-	-	-	-	-	37,800
Jean W. Blois	18,500	-	-	-	-	-	18,500
Dana L. Boutain	19,900	-	-	-	-	-	19,900
Tom L. Dobyns	23,600	-	-	-	-	-	23,600
John D. Illgen	27,800	-	-	-	-	-	27,800
James W. Lokey	32,400	-	-	-	-	-	32,400
Shereef Moharram	19,000	-	-	-	-	-	19,000
William R. Peeples	22,600	-	-	-	-	-	22,600
Kirk B. Stovesand	38,700	-	-	-	-	-	38,700

(1) Outstanding stock options held by each non-employee Director at December 31, 2019 are as follows:  Robert H. Bartlein, 8,000; Jean W. Blois, 23,000; Dana L. Boutain, 8,000, Tom L. Dobyns, 8,000, John D. Illgen, 23,000; James W. Lokey, 8,000; Shereef Moharram, 18,000; William R. Peeples, 8,000; Kirk B. Stovesand, 23,000.  Stock options held at December 31, 2019 by Mr. Plourd are included in the table for the Named Executive Officers under the heading entitled “Outstanding Equity Awards at Fiscal Year-End.”

 (2) Column represents the aggregate grant date fair value of option awards granted during the applicable fiscal year as computed in accordance with FASB ASC Topic 718, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions.  The terms of the 2006 and 2014 Plans are described above in the section entitled “Stock Option Plans.”  Furthermore, the amount recognized for these awards was calculated based on the Black-Scholes option-pricing model.  See the Company’s Annual Report on Form 10-K, at Note 11 to the Company’s Financial Statements for the year ended December 31, 2019.

Certain Relationships and Related Transactions

Certain Directors and executive officers of the Company, as well as the companies with which such Directors are associated, are customers of and have had banking transactions with CWB in the ordinary course of business.  CWB expects to have such ordinary banking transactions with such persons in the future. In the opinion of CWB management, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectability or present other unfavorable features.  Although CWB does not have any limits on the aggregate amount it would be willing to lend to Directors and officers as a group, loans to individual Directors and officers must comply with CWB’s internal lending policies and statutory lending limits.

PROPOSAL 2

APPROVAL OF THE COMMUNITY WEST BANCSHARES 2020 OMNIBUS EQUITY INCENTIVE PLAN

Introduction

On February 27, 2020, the Company’s Board of Directors adopted the Community West Bancshares 2020 Omnibus Equity Incentive Plan (the “2020 Plan”) pursuant to which: Company would be permitted to grant stock options and restricted stock awards (Awards) to eligible persons, as more fully described below.  The 2020 Plan provides for the granting to eligible participants of such incentive awards as the Board, the Compensation Committee, or other committee established by the Board, in its sole discretion, to administer the Plan (the “Committee”) may from time to time approve.

As discussed elsewhere in this Proxy Statement (see “EXECUTIVE COMPENSATION-Stock Option Plans”, herein) the 2006 Plan has expired and no options may be granted under the 2006 Plan and 55,100 shares remain available for future grants under the 2014 Plan.  The Board has determined that it is in the best interests of the Company and its shareholders to adopt the 2020 Plan to provide for the grant of additional options to purchase Company Common Stock and to award restricted stock as a means of providing incentives to retain and attract qualified management and directors to oversee, direct, and implement the Company’s and the Bank’s business plans in a successful manner.  The 2020 Plan will contain 500,000 of shares of Company Common Stock for the issuance of stock options and restricted stock.

Holders of Company Common Stock, are being asked to approve the 2020 Plan.  In accordance with Nasdaq Rule 5635(c), the majority of the shares represented and voting at the Meeting on this proposal is required.  Such approval is also required in order to qualify stock options issuable under the 2020 Plan for incentive tax treatment pursuant to the Internal Revenue Code (the “Code”).  The following description of the 2020 Plan is intended to highlight and summarize the principal terms of the 2020 Plan, and is qualified in its entirety by the text of the 2020 Plan, a copy of which is attached to this proxy statement as Appendix B.

Summary of the Plan

General

The 2020 Plan is administered by the Committee currently comprised of five non-employee directors each of whom meet current independence and experience requirements of the applicable provision of the NASDAQ Listing Rules and requirements of the SEC; provided, however that the Board may, in its sole discretion, resolve to administer the 2020 Plan.  Awards under the Plan may be in the form of restricted stock and/or stock options, including incentive stock options to eligible grantees, and may be granted to directors, officers, and key employees of, and consultants to, the Company or any subsidiary.  Consultants may receive such awards if they have rendered bona fide services not in connection with the offer and sale of securities of the Company in a capital raising transaction.  Presently, that includes 9 directors, 5 executive officers (including one that is also a director), an approximately 133 additional officers and employees.

Shares Available for Awards

Subject to adjustment for stock dividends, recapitalizations, stock splits and similar changes in the Company’s capital structure, as provided in the 2020 Plan, the maximum number of shares of Company Common Stock that may be issued or paid out under the Plan is 500,000 shares.  Under the 2020 Plan, a non-employee director of the Company may not be granted Awards (whether through grants of restricted stock or stock options) of more than 100,000 shares of Company Common Stock in any one calendar year.

Term of the Plan

The term of the 2020 Plan is ten (10) years from the date of the Board’s adoption of the 2020 Plan or February 27, 2030.

Transfer of Awards under the Plan

Except to the extent otherwise provided in the Plan and/or in the applicable award agreement, awards granted under the Plan are not assignable or transferable other than by will or by the laws of descent and distribution, and all such awards and rights will be exercisable during the life of the participant only by the participant or the participant’s legal representative.

Acceleration of Vesting/Exercisability of Awards

Under the 2020 Plan immediately prior to the occurrence of certain corporate events, the vesting of restricted stock will accelerate and stock options will become exercisable.  Those corporate events include: (i) the consummation of a plan of dissolution or liquidation of Company; (ii) a plan of reorganization, merger or consolidation of Company with one or more corporations, as a result of which the voting securities of the Company immediately prior to the consummation of such transaction do not represent or constitute, immediately after the transaction, at least a majority of the total voting power of the surviving entity (or parent corporation thereof); or (iii) the sale of all or substantially all the assets of Company to another corporation.  In the event the Company expressly approves and if provision is made in connection with such transaction for assumption of Awards granted under the 2020 Plan then, in such case such Awards will be converted into awards for a like number and kind for shares of the surviving entity, or substitution for such Awards with new awards covering stock of a successor employer corporation, or a parent or subsidiary thereof, solely at the discretion of such successor corporation, or parent or subsidiary, with appropriate adjustments as to number and kind of shares and prices, then the consummation of such transaction.

Assumption of Awards of Another Company

The Company may also substitute or assume outstanding awards granted by another entity in connection with an acquisition of that other entity by the Company, provided the recipient of the substitution or assumption would have been eligible to be granted an award under the 2020 Plan.

Restricted Stock

An award of restricted stock is a grant of shares of the Company Common Stock conditioned upon either the achievement of certain performance criteria or the lapse of time.  Performance criteria may include results for net income, return on average assets, return on average equity, efficiency ratio, and various measure of credit quality such as the ratio of non-performing assets to total assets.

Subject to the terms of the 2020 Plan, the Committee will determine the number of restricted stock subject to an award to a participant.  The Committee may provide or impose different terms and conditions on any particular award, including without limitation: (i) the participant’s right to the restricted stock will not vest for a period of time; (ii) restrictions on the sale, assignment, transfer, hypothecation or other disposition of any right or interest in the award; (iii) the requirement that the participant’s rights and interests in the award be forfeited upon termination of employment for specified reasons within a specified period of time; and (iv) the requirement that the participant’s rights and interests in the award be forfeited upon the failure to achieve previously designated performance-based criteria.

Until the restrictions have lapsed, participants may not assign, transfer, sell, exchange, encumber, pledge, or otherwise hypothecate or dispose of any right or interest in the award, including the underlying restricted stock, other than as permitted by the 2020 Plan.  If participant is employed on the date certain corporate events occur as discussed in “Summary of the Plan – Acceleration of Vesting/Exercisability of Awards”, then all restrictions, terms and conditions applicable to such participant’s restricted stock then outstanding shall be deemed lapsed and satisfied and the participant will become fully vested as of such date.

Until vested and issued in accordance with the 2020 Plan and the restricted stock award agreement, restricted stock underlying an award will not be deemed to be issued and outstanding, and a participant will have no right to vote such shares or receive cash dividends on such shares.

Stock Options

Grant of Stock Options

Awards under the 2020 Plan may also be in the form of grants of stock options for a number of shares of Company common stock, at price(s) and time(s), and on the terms and conditions as the Committee or the Board deems advisable.  Stock option grants typically vest over time and require the participant to pay Company the exercise price to purchase the stock and will be evidenced by a written stock option agreement containing the material terms of each particular grant, including whether the stock options are intended to qualify as incentive stock options or nonqualified stock options.

If stock options are granted to officers or key employees who own, directly or indirectly, 10% or more of the outstanding Company common stock, and the stock options are intended to qualify as incentive stock options, then the minimum option exercise price must be at least 110% of the fair market value of Company common stock on the date of grant.

Subject to the limitations and restrictions set forth in the Plan, a participant who has been granted a stock option may, if otherwise eligible, be granted additional stock options if the Committee shall so determine.

Incentive and Non-Qualified Stock Options

The 2020 Plan provides for the grant of both incentive stock options and non-qualified stock options.  All shares are available to be granted as incentive stock options.  Incentive stock options are available only to participants who are also employees of Company, the Bank or any subsidiary, and are subject to limitations imposed by applicable sections of the Code, including a $100,000 limit on the aggregate fair market value (determined on the date the stock options are granted) of shares of Company Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year.  Any stock options granted under the 2020 Plan which do not meet the limitations for incentive stock options, or which are otherwise not deemed to be incentive stock options, shall be deemed ”non-qualified.”  Subject to the foregoing and other limitations set forth in the 2020 Plan, the exercise price, permissible time or times of exercise, and the remaining terms pertaining to any stock options are determined by the Committee; however, the per share exercise price under any stock option may not be less than 100% of the fair market value of Company common stock on the date of grant of the stock options.

Exercise of Options

Subject to the limitation set forth in the 2020 Plan, stock options granted under the Plan may be exercised in such increments, which need not be equal, and upon such contingencies as the Committee may determine.  If a participant does not exercise an increment of a stock option in any period during which such increment becomes exercisable, the unexercised increment may be exercised at any time prior to expiration of the stock option unless the respective stock option agreement provides otherwise.  Stock options are exercisable only for whole shares of Company common stock and fractional share interest are disregarded except that they may be accumulated.

Subject to the restrictions set forth in the 2020 Plan, each stock option may be exercised in accordance with the terms of the individual stock option agreement.  Full payment by the participant for all shares as to which the stock option is being exercised is due and payable at the time of exercise of the stock option.  Payment must be in cash and/or, with the prior written approval of the Committee, and subject to any required regulatory approval, in shares of Company common stock, or pursuant to a “net exercise” (where the number of shares issuable is reduced by the number of shares needed to pay the exercise price), or pursuant to a formal “cashless” exercise program entailing the sale of shares pursuant to a brokered transaction, or other form of legal consideration acceptable to the Committee.

Certain Information Concerning All Awards

Company will be disallowed a deduction for compensation to its employees, officers, shareholders, and others that results in an “excess parachute payment” within the meaning of Section 280G(b) of the Code.  If such a person is granted an award under the 2020 Plan and there is a change of control, some or all of the value attributable to the award granted under the 2020 Plan may be considered in the determination of whether an excess parachute payment has been made.

Awards under the 2020 Plan are intended to either be exempt from or in compliance with Section 409A of the Code and to the extent of any inconsistencies with the requirements of 409A, the 2020 Plan will be interpreted and amended so as to satisfy such requirements.

Vote Required

In accordance with Nasdaq Rule 5635(c), the approval of the 2020 Plan by a majority of the Company Common Stock represented and voting at the Meeting on this proposal is required.  Such approval is also required for the shares covered by the 2020 Plan to qualify as incentive stock options pursuant to the requirements of Section 422 of the Code.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMMUNITY WEST BANCSHARES 2020 OMNIBUS EQUITY INCENTIVE PLAN.

PROPOSAL 3

RATIFICATION OF THE COMPANY’S INDEPENDENT AUDITORS

The Board of Directors, upon recommendation of its Audit Committee, has ratified the appointment of RSM US LLP (RSM) to serve as its independent auditors for the fiscal year ending December 31, 2020.  Representatives from RSM are expected to be present at the Meeting.  The Company will afford the representatives an opportunity to make a statement, should they desire to do so, and expect that the representatives will be available to respond to appropriate questions.

The Board of Directors is requesting that the Company's shareholders ratify the appointment of RSM as the Company's independent auditors for 2020.  Although ratification is not required by the Company's Bylaws or otherwise, the Board of Directors is submitting the appointment of RSM to the shareholders for ratification because the Board of Directors values the shareholders' views on the Company's independent auditors and as a matter of good corporate practice.  In the event that the shareholders fail to ratify the appointment, it will be considered as a direction to the Board of Directors and the Audit Committee to consider the selection of a different firm.  Even if the appointment is ratified, the Audit Committee, in its discretion, may select a different independent auditor, subject to ratification by the Board of Directors, at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF RSM US LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.

Audit Fees

During the years ended December 31, 2019 and 2018, respectively, the aggregate fees billed by RSM for the audit of the Company’s consolidated financial statements for such fiscal year and for the review of the Company’s interim financial statements was $273,064 and $253,435.  This amount includes fees related to the fiscal year audit and interim reviews, notwithstanding when the fees were billed or when the services were rendered.  Expenses included were billed from January through December of the fiscal year, notwithstanding when the expenses were incurred.

Audit-Related Fees

During the year ended December 31, 2019, $5,867 was billed by RSM for audit-related services.  The fees related to the Company’s adoption of ASU 842.  There were no audit related fees billed in 2018.

Tax Fees

During the years ended December 31, 2019 and 2018, the aggregate fees billed by RSM for professional services related to recurring state and federal tax preparation, compliance and consulting were $28,820 and $26,000.

All Other Fees

During the year ended December 31, 2019 $6,720 was billed by RSM for a SOX assessment.  During the year ended December 31, 2018, $20,195 was billed by RSM for a SOX assessment and ASC 606 Revenue Recognition discussion.

The Audit Committee of the Company reviewed and discussed with RSM whether the rendering of the non-audit services provided by them to the Company during fiscal 2019 was compatible with their independence.  The Audit Committee pre-approves all audit and permissible non-audit services to be provided by RSM and the estimated fees for these services.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the Company’s independent auditor.  These services may include audit, audit-related, tax and other services.  Pre-approval is generally provided for up to one year and is detailed as to a particular service or category of service.  The independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with the pre-approval and the fees for services performed to date.  All services performed by RSM for which fees were billed to the Company during the years ended December 31, 2019 and 2018 as disclosed herein were approved by the Audit Committee pursuant to the procedures outlined herein.  All of the services of RSM in auditing the Company’s Financial Statements for the year ended December 31, 2019 were performed by RSM or its full-time, permanent employees.

2021 SHAREHOLDER PROPOSALS

Shareholder proposals to be considered for inclusion in the Proxy Statement for the Company’s 2021 Annual Meeting of Shareholders (2021 Meeting) must be received by the Company at its offices at 445 Pine Avenue, Goleta, California 93117, no later than December 14, 2020.  The proposals must also satisfy the conditions and procedures prescribed by the Company’s Bylaws and by the SEC in Rule 14a-8 for such proposals to be included in the Company’s Proxy Statement for the 2020 Meeting, and must be limited to 500 words.  To be included in the Proxy Statement, the shareholder must be a holder of record or beneficial owner of at least $2,000 in market value or 1% of the Company’s securities entitled to be voted on the proposal, and have held the shares for at least one year and will continue to hold the shares through the date of the 2021 Meeting.  Either the proposer, or a representative qualified under California law to present the proposal on the proposer’s behalf, must attend the meeting to present the proposal.  Shareholders may not submit more than one proposal.

The SEC has in effect a rule (Rule 14a-4) governing a company's ability to use discretionary proxy authority with respect to proposals that were not submitted in time to be included in the Proxy Statement (i.e., outside the processes of Rule 14a-8 as described in the preceding paragraph).  As a result, in the event a proposal is not submitted to the Company prior to February 27, 2021, and the proxy materials delivered in connection with the 2021 Meeting contain a statement conferring discretionary authority to the Proxyholders of the Company (similar to the statement set forth in the third paragraph of this Proxy Statement), the proxies solicited by the Board for the 2021 Annual Meeting will confer discretionary authority to the proxyholders to vote the shares in accordance with their best judgment and discretion if the proposal is received by the Company after February 27, 2021.

Whether or not you intend to be present at the Meeting electronically through the Webcast, you are urged to return your Proxy promptly.  If you are then present at the Meeting electronically and wish to vote your shares by Webcast, your original Proxy may be revoked by voting at the Meeting.  However, if you are a shareholder whose shares are not registered in your own name, you will need the legal proxy obtained from your record holder to vote electronically at the Meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers (as defined in regulations promulgated by the SEC thereunder), Directors and persons who own more than ten percent of the Common Stock to file reports of stock ownership and changes in stock ownership with the SEC.  The officers, Directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of all reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the last year its officers, Directors and greater than ten percent beneficial owners complied with all filing requirements.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

For shareholders requesting a printed paper copy of the proxy materials, only one Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2019 is being delivered to shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders.  Upon the written or oral request of a shareholder, the Company will deliver promptly a separate copy of the Proxy Statement and the Annual Report on Form 10-K to a shareholder at a shared address to which a single copy was delivered.  Shareholders desiring to receive a separate copy in the future may contact Susan C. Thompson, Executive Vice President and Chief Financial Officer, Community West Bancshares, 445 Pine Avenue, Goleta, CA 93117-3474, telephone (805) 692-5821.

PROXY MATERIALS AND ANNUAL REPORT ON FORM 10-K

Copies of the Company’s proxy materials described herein and the 2019 Annual Report on Form 10-K, as filed with the SEC, are available free of charge upon request to: Susan C. Thompson, Executive Vice President and Chief Financial Officer, Community West Bancshares, 445 Pine Avenue, Goleta, CA 93117-3474, telephone (800) 569-2100, e-mail: sthompson@communitywestbank.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 28, 2020

This Proxy Statement, the Proxy card, the Company’s Annual Report to Shareholders and the Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and directions regarding attending and participating in the Meeting, via the Internet  by the Webcast are available on the Internet at www.edocumentview.com/CWBC and on the Company's website at www.communitywest.com.

By Order of the Board of Directors,
COMMUNITY WEST BANCSHARES
William R. Peeples, Chairman of the Board

Dated: April 13, 2020 Goleta, California

APPENDIX A
Community West Bancshares
Nominating and Corporate Governance Committee Charter

(February 27, 2020)

Purpose and Scope

The primary function of the Nominating and Corporate Governance Committee (Committee) is to assist the Board of Directors (Board) of Community West Bancshares (Company) in fulfilling its responsibilities by: (i) reviewing and making recommendations to the Board regarding the Board’s composition and structure, establishing criteria for Board membership and evaluating corporate policies relating to the recruitment of Board members; and (ii) establishing, implementing and monitoring policies and processes regarding principles of corporate governance to ensure the Board’s compliance with its fiduciary duties to the Company and its shareholders.

Composition and Meetings

The Committee will be comprised of a minimum of three members of the Board as appointed by the Board, each of whom will meet any independence requirements promulgated by the Securities and Exchange Commission, the NASDAQ Stock Market or any governmental or regulatory body exercising authority over the Company (each a “Regulatory Body”), and each member of the Committee will be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

The members of the Committee will be elected by the Board and will serve until their successors will be duly elected and qualified or until their earlier resignation or removal.  Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

The Committee will meet as necessary, but at least once each year, to enable it to fulfill its responsibilities and duties as set forth herein.  The Committee will report its actions to the Board and keep written minutes of its meeting, which will be recorded and filed with the books and records of the Company.

Responsibilities and Duties

To fulfill its responsibilities and duties, the Committee will:

Corporate Governance Policy Establishment and Review

1.
Develop principles of corporate governance including, but not limited to, the establishment of a corporate code of ethics and conduct for all directors, officers and employees of the company and its affiliates, (Code of Conduct) designed to promote honest and ethical conduct, including the ethical handling of conflicts of interest; full, fair, accurate, timely and understandable disclosure in the company’s periodic reports; and compliance with applicable governmental rules and regulations.  The Code of Conduct will be submitted by the committee to the Board and the Boards of the company’s affiliates for their approval.

2.
Review and assess the adequacy of the Code of Conduct approved by the board periodically, but at least annually.  The Committee will recommend any modifications to the Code of Conduct to the Board for approval.  If so approved, the Company will submit the revised Code of Conduct to the Boards of its affiliates for their approval.

3.	Direct members of the Company’s senior management to report any violations of or non-compliance with the Code of Conduct to the committee.

4.	Be available to members of the Company’s senior management team to consult with and to resolve reported violations or instances of non-compliance with the Code of Conduct.

5.
Determine an appropriate response to material violations of or non-compliance with the Code of Conduct including, at the discretion of the committee, reporting any material violations of or non-compliance with the Code of Conduct to the appropriate Regulatory Body.

6.
Review and assess the adequacy of this Charter periodically as conditions dictate, but at least annually and recommend any modifications to the charter if and when appropriate to the Board for its approval.

7.
Review and assess the adequacy of the charters of any committee of the Board (Governing Documents) periodically to ensure compliance with any principles of corporate governance developed by the committee and recommend to the Board any necessary modifications to the Governing Documents.

Board Composition, Nominations and Shareholder Proposals

1.
Evaluate the current composition and organization of the Board and its committees in light of requirements established by any Regulatory Body or any other applicable statute, rule or regulations which the Committee deems relevant and make recommendations regarding the foregoing to the Board for approval.

2.
Review the composition and size of the Board to ensure that the Board is comprised of members reflecting the proper expertise, skills, attributes and personal and professional backgrounds for service as a director of the Company.  The mandatory retirement age of Board members, with the exception of Founding Directors, will be 80 years.

3.	Determine the criteria for selection of the Chairman of the Board, Board members and Board committee members.

4.	Evaluate the performance of current Board members proposed for reelection, and make recommendations to the Board regarding the appropriateness of members of the Board standing for reelection.

5.
Evaluate and, if deemed necessary, recommend the termination of Board membership of any director in accordance with the Code of Conduct or any corporate governance principles adopted by the Board, for cause or for other appropriate reason.

6.	Review and recommend to the Board an appropriate course of action upon the resignation of current Board members or any planned expansion of the Board.

7.	Evaluate and recommend to the Board the appointment of Board members to committees of the Board.

8.	Evaluate and approve a slate of nominees for election to the Board and review the qualification, experience and fitness for service on the Board of any potential members of the Board.

9.
Review all stockholder proposals submitted to the Company (including any proposal relating to the nomination of a member of the Board) and the timeliness of the submission thereof and recommend to the Board appropriate action on each such proposal.

Criteria for Evaluating Board Nominee Candidates

The Board should be composed of:

1.	Directors chosen with a view to bringing to the Board a variety of experiences and backgrounds.

2.	Directors who have high level managerial experience or are accustomed to dealing with complex problems.

3.
Directors who will represent the balance, best interests of the shareholders as a whole rather than special interest groups or constituencies, while also taking into consideration the overall composition and needs of the Board.

4.	A majority of the Board’s Directors will be independent directors under the criteria for independence required by the SEC and NASDAQ.

In considering possible candidates for election as an outside director, the Nominating Committee and other directors should be guided by the foregoing general guidelines and by the following criteria:

1.
Each Director should be an individual of the highest character and integrity, have experience at or demonstrated understanding of strategy/policy-setting and a reputation for working constructively with others.

2.	Each Director should have sufficient time available to devote to the affairs of the Company to carry out the responsibilities of a Director.

3.	Each Director should be free of any conflict of interest which would interfere with the proper performance of the responsibilities of a Director.

4.	The Chief Executive Officer is expected to be a Director. Other members of senior management may be considered, but Board membership is not necessary or a prerequisite to a higher management position.

Conflicts of Interest

1.
Resolve actual and potential conflicts of interest a Board member may have and issue to any Board member having an actual or potential conflict of interest instructions on how to conduct him or herself in matters before the Board which may pertain to the conflict.

2.	To the extent deemed necessary by the committee, engage outside counsel and/or independent consultants to review any matter under its responsibility.

3.
Take such other actions regarding the Company’s corporate governance that are in the best interest of the Company and its shareholders as the Committee will deem appropriate or as will otherwise be required by any Regulatory Body.

APPENDIX B
COMMUNITY WEST BANCSHARES

2020 OMNIBUS EQUITY INCENTIVE PLAN

i

ii

COMMUNITY WEST BANCSHARES

2020 OMNIBUS EQUITY INCENTIVE PLAN

As Adopted on February 27, 2020

1.           PURPOSE.  The purpose of this Plan is to provide incentives to attract, retain, and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company’s future performance through awards of Options and Restricted Stock.  Capitalized terms not defined in the text are defined in Section 21 hereof.

2.            SHARES SUBJECT TO THE PLAN.

2.1         Number of Shares Available.  Subject to Sections 2.2 and 15 hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be Five Hundred Thousand (500,000) Shares or such lesser number of Shares as permitted by applicable law, each of which may be granted as ISOs.  Furthermore, subject to adjustment in accordance with Sections 2.2 and 15 hereof, in any calendar year, no non-employee Director of the Company shall be granted Awards in respect of more than One Hundred Thousand (100,000)   Shares of Common Stock (whether through grants of Options or Restricted Stock Award or rights with respect thereto) under the Plan.

Subject to Sections 2.2, 5.10 and 15 hereof, Shares subject to Awards previously granted will again be available for grant and issuance in connection with future Awards under this Plan to the extent such Shares:  (i) cease to be subject to issuance upon exercise of an Option, other than due to exercise of such Option; (ii) are subject to an Award granted hereunder but the Shares subject to such Award are forfeited or repurchased by the Company at the original issue price; or (iii) are subject to an Award that otherwise terminates without Shares being issued.  At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all Awards granted and outstanding under this Plan.

2.2         Adjustment of Shares.  In the event that the number of outstanding shares of the Company’s Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (i) the number of Shares reserved for issuance under this Plan, (ii) the Exercise Prices of and number of Shares subject to outstanding Options and (iii) the Purchase Prices of and number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be paid in cash at the Fair Market Value of such fraction of a Share or will be rounded down to the nearest whole Share, as determined by the Committee; and provided, further, that the Exercise Price of any Option may not be decreased to below the par value of the Shares.

3.            ELIGIBILITY.

3.1          Eligibility for ISOs and NQSOs   ISOs (as defined in Section 5 hereof) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company.  NQSOs (as defined in Section 5 hereof) and Restricted Stock Awards may be granted to employees, officers, directors and consultants of the Company or any Parent or Subsidiary of the Company; provided such consultants render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.  A person may be granted more than one Award under this Plan.

3.2        Code Section 409A.  Notwithstanding anything in the Plan to the contrary, the Plan and Awards granted hereunder are intended to either be exempt from, or comply with, the requirements of Section 409A of the Code and shall be interpreted in a manner consistent with such intention.  To the extent of any inconsistencies with the requirements of Section 409A or the applicable exemptions thereunder, the Plan shall be interpreted and amended in order to meet such applicable compliance or exemption requirements.

4.            ADMINISTRATION.

4.1          Committee Authority.  This Plan will be administered by the Committee.  The Committee shall have full discretionary authority to administer the Plan, which shall include the discretionary authority to construe and interpret the terms of the Plan and any Award Agreement, to determine all facts necessary to administer the Plan and any Award Agreement, and to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem necessary or advisable. All decisions or actions by the Committee shall be made in its sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award Agreement.  Without limitation, the Committee will have the authority to:

(a)          construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(b)          prescribe, amend and rescind rules and regulations relating to this Plan;

(c)          approve persons to receive Awards;

(d)          determine the form and terms of Awards;

(e)          determine the number of Shares or other consideration subject to Awards;

(f)         determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or awards under any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

(g)          grant waivers of any conditions of this Plan or any Award;

(h)          determine the terms of vesting, exercisability and payment of Awards;

(i)          correct any defect, supply any omission, or reconcile any inconsistency in this Plan, any Award, any Award Agreement, any Exercise Agreement or any Restricted Stock Purchase Agreement;

(j)          determine whether an Award has been earned;

(k)          extend the vesting period beyond a Participant’s Termination Date; and

(l)          make all other determinations necessary or advisable for the administration of this Plan.

4.2         Committee Discretion.  Unless in contravention of any express terms of this Plan or Award, any determination made by the Committee with respect to any Award will be made in its sole discretion either (i) at the time of grant of the Award, or (ii) subject to Section 5.9 hereof, at any later time.  Any such determination will be conclusive, final and binding on the Company and on all persons having an interest in any Award under this Plan.  The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan, provided such officer or officers are members of the Board.

4.3         Liability of Company Plan. The Company (or members of the Board or Committee) shall not be liable to a Participant or other persons as to: (i) the non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder; and (ii) any unexpected or adverse tax consequence realized by any Participant or other person due to the grant, receipt, exercise or settlement of any Award granted hereunder.

5.           OPTIONS.  The Committee may grant Options to eligible persons described in Section 3 hereof and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

5.1         Form of Option Grant.  Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO (the “Stock Option Agreement”), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.  An ISO is an Award in the form of an Option that is intended to comply with the requirements of Code Section 422, or any successor section of the Code.  A NQSO does not qualify for the special tax treatment accorded to ISOs under Code Section 422.

5.2         Date of Grant.  The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless a later date is otherwise specified by the Committee.  The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

5.3         Exercise Period.  Options may be exercisable immediately or may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted.  The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

5.4         Exercise Price.  The Exercise Price of an Option will be determined by the Committee when the Option is granted and may not be less than the Fair Market Value of the Shares on the date of grant; provided that (i) the Exercise Price of an ISO will not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant, and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant.  Payment for the Shares purchased must be made in accordance with Section 7 hereof.

5.5         Method of Exercise.  Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the “Exercise Agreement”) in a form approved by the Committee (which need not be the same for each Participant).  The Exercise Agreement will state (i) the number of Shares being purchased, (ii) the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and (iii) such representations and agreements regarding Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws.  Participant shall execute and deliver to the Company the Exercise Agreement together with payment in full of the Exercise Price, and any applicable taxes, for the number of Shares being purchased.  If any participant shall make any disposition of shares of Stock issued pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such participant shall notify the Company of such disposition within ten (10) days thereof.

5.6          Termination.  Subject to earlier termination pursuant to Section 15 and 16 hereof and notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

(a)          If the Participant is Terminated for any reason other than death, Disability or for Cause, then the Participant may exercise such Participant’s Options only to the extent that such Options are exercisable as to Vested Shares upon the Termination Date or as otherwise determined by the Committee.  Such Options must be exercised by the Participant, if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within three (3) months after the Termination Date (or within such shorter time period, not less than thirty (30) days., and in any event, no later than the expiration date of the Options.

(b)         If the Participant is Terminated because of Participant’s death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause), then Participant’s Options may be exercised only to the extent that such Options are exercisable as to Vested Shares by Participant on the Termination Date or as otherwise determined by the Committee.  Such options must be exercised by Participant (or Participant’s legal representative or authorized assignee), if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within twelve (12) months after the Termination Date (or within such shorter time period, not less than six (6) months, , with any exercise beyond (i) three (3) months after the Termination Date when the Termination is for any reason other than the Participant’s death or disability, within the meaning of Section 22(e)(3) of the Code, or (ii) twelve (12) months after the Termination Date when the Termination is for Participant’s disability, within the meaning of Section 22(e)(3) of the Code, deemed to be an NQSO) but in any event no later than the expiration date of the Options.

(c)          If the Participant is terminated for Cause, the Participant’ Options granted shall expire on the expiration dates specified for said Options at the time of their grant, or thirty (30) days after termination for cause, whichever is earlier.

5.7        Limitations on Exercise.  The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.8          Limitations on ISOs.  Pursuant to Section 422(d)(1) of the Code, the aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) will not exceed One Hundred Thousand Dollars ($100,000).  If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds One Hundred Thousand Dollars ($100,000), then the Options for the first One Hundred Thousand Dollars ($100,000) worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of One Hundred Thousand Dollars ($100,000) that become exercisable in that calendar year will be NQSOs.  In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date (as defined in Section 16 hereof) to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.9          Modification, Extension or Renewal.  The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted.  Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code.  Subject to Section 5.10 hereof, the Committee may reduce the Exercise Price of outstanding Options without the consent of Participants by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 hereof for Options granted on the date the action is taken to reduce the Exercise Price; and provided, further, that the Exercise Price will not be reduced below the par value of the Shares.

5.10       No Disqualification.  Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant, to disqualify any Participant’s ISO under Section 422 of the Code.  In no event shall the total number of Shares issued (counting each reissuance of a Share that was previously issued and then forfeited or repurchased by the Company as a separate issuance) under the Plan upon exercise of ISOs exceed Five Hundred Thousand (500,000) Shares (adjusted in proportion to any adjustments under Section 2.2 hereof) over the term of the Plan.

6.           RESTRICTED STOCK.  A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to certain specified restrictions.  The Committee will include such conditions and restrictions as the Committee may determine (such as a condition that participants pay a stipulated purchase price for each share of Stock, a condition that the participant’s right to the Restricted Stock shall not vest for a period of time during which service is to be provided, a condition that the Award be subject to forfeiture upon the occurrence of certain specified events, and/or restrictions on the transfer and/or other incidents of ownership), to whom an offer will be made, the number of Shares the person may purchase, the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

6.1          Form of Restricted Stock Award.  All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement (“Restricted Stock Purchase Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan.  The Restricted Stock Award will be accepted by the Participant’s execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person.  If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within such thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

6.2          Purchase Price.  The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee.  Payment of the Purchase Price, if any, must be made in accordance with Section 7 hereof.

6.3          Restrictions.  Restricted Stock Awards may be subject to such other restrictions not inconsistent with applicable law.

7.            PAYMENT FOR SHARE PURCHASES.

7.1          Payment.  Payment for Shares purchased pursuant to this Plan may be made in cash (by check or wire transfer) or, where expressly approved for the Participant by the Committee and where permitted by law:

(a)          by cancellation of indebtedness of the Company owed to the Participant;

(b)          by surrender of Shares which, when added to the cash payment, if any, has an aggregate Fair Market Value equal to the full amount of the Exercise Price of the Option, or part thereof, then being exercised;

(c)          by waiver of compensation due or accrued to the Participant from the Company for services rendered;

(d)          delivery of Common Stock of the Company which, when added to the cash payment, if any, has an aggregate Fair Market Value equal to the full amount of the Exercise Price of the Option, or part thereof, then being exercised;

(e)          a “net exercise” of the Option (as further described below);

(f)          delivery to the Company of a cash payment made pursuant to a “cashless” exercise program (as further described below); or

(g)          by any combination of the foregoing or any other form of legal consideration that may be acceptable to the Committee.

In the case of a “net exercise” of an Option, the Company will not require a payment of the Exercise Price of the Option from the Participant but will reduce the number of Shares issued upon the exercise by the largest number of whole shares that have a Fair Market Value that does not exceed the aggregate Exercise Price of the Option.  With respect to any remaining balance of the aggregate Exercise Price, the Company will accept a cash payment from the Participant.
The number of Shares underlying an Option will decrease following the exercise of such Option to the extent of (i) Shares used to pay the Exercise Price of an Option under the “net exercise” feature, (ii) shares of Common Stock actually delivered to the Participant as a result of such exercise and (iii) shares of Common Stock withheld for purposes of tax withholding.

In the case of a cash payment made pursuant to a “cashless” exercise program with respect to the exercise of an Option, and provided that a public market for the Company’s stock exists, (i) through a “same day sale” commitment from the Participant and a broker-dealer that is a member of the Financial Industry Regulatory Authority (or any successor thereto) (a “FINRA Dealer”) whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased sufficient to pay the total Exercise Price, and whereby the FINRA Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or (ii) through a “margin” commitment from the Participant and an FINRA Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the FINRA Dealer in a margin account as security for a loan from the FINRA Dealer in the amount of the total Exercise Price, and whereby the FINRA Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company.

8.            WITHHOLDING TAXES.

8.1          Withholding Generally.  Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares.  Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash by the Company, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

8.2         Stock Withholding.  When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that minimum number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined; but in no event will the Company withhold Shares if such withholding would result in adverse accounting consequences to the Company.  All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee for such elections and be in writing in a form acceptable to the Committee.

9.            PRIVILEGES OF STOCK OWNERSHIP.  No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant.  After Shares are issued to the Participant, the Participant will be a stockholder and have such rights of a stockholder with respect to such Shares as are provided in the Award Agreement.

10.         TRANSFERABILITY.  Except as permitted by the Committee and as expressly set forth in the Award Agreement, Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, other than by will or by the laws of descent and distribution, and, with respect to NQSOs, by instrument to an inter vivos or testamentary trust in which the options are to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to “immediate family” as that term is defined in 17 C.F.R. 240.16a‑1(e), and may not be made subject to execution, attachment or similar process.  During the lifetime of the Participant an Award will be exercisable only by the Participant or Participant’s legal representative and any elections with respect to an Award may be made only by the Participant or Participant’s legal representative.

11.         CERTIFICATES.  All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

12.         EXCHANGE AND BUYOUT OF AWARDS.  The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards.  The Committee may at any time buy from a Participant an Award previously granted with payment in cash, shares of Common Stock of the Company (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

13.         SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.  An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance.  Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (ii) compliance with any exemption, completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable.  The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the exemption, registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

14.        NO OBLIGATION TO EMPLOY.  Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant’s employment or other relationship at any time, with or without Cause.

15.          CORPORATE TRANSACTIONS.

15.1        Acceleration, Vesting and Assumption or Replacement of Awards by Successor or Acquiring Company.  Notwithstanding any other provision in this Plan to the contrary, the vesting of such Awards will accelerate and the Options will become exercisable in full immediately prior to the consummation of an event described below:

(a)          a dissolution or liquidation of the Company;

(b)         any reorganization, consolidation, merger or similar transaction or series of related transactions (each, a “combination transaction”) in which the Company is a constituent corporation or is a party if, as a result of such combination transaction, the voting securities of the Company that are outstanding immediately prior to the consummation of such combination transaction (other than any such securities that are held by an “Acquiring Stockholder”, as defined below) do not represent, or are not converted into, securities of the surviving corporation of such combination transaction (or such surviving corporation’s parent corporation if the surviving corporation is owned by the parent corporation) that, immediately after the consummation of such combination transaction, together possess at least a majority of the total voting power of all securities of such surviving corporation (or its parent corporation, if applicable) that are outstanding immediately after the consummation of such combination transaction, including securities of such surviving corporation (or its parent corporation, if applicable) that are held by the Acquiring Stockholder; or a sale of all or substantially all of the assets of the Company, that is followed by the distribution of the proceeds to the Company’s stockholders. If provision is made in connection the transaction described in Section 15.1 above, for assumption of Award granted under the Plan and the Company agrees, then the successor or acquiring corporation may assume the Awards and convert them into awards for a like number and kind for shares of the successor or acquiring corporation (if any), or substitute  in place such Awards held by the Participant, equivalent new awards covering stock or other property of the successor or acquiring corporation or parent or subsidiary thereof which are no less favorable to the Participant than those of such outstanding Awards immediately prior to the transaction described in this Section 15.1, which assumption, conversion or replacement will be binding on all Participants.

For purposes of this Section 15.1, an “Acquiring Stockholder” means a stockholder or stockholders of the company that (i) merges or combines with the Company in such combination transaction or (ii) owns or controls a majority of another corporation that merges or combines with the Company in such combination transaction.

15.2       Other Treatment of Awards.  Subject to any greater rights granted to Participants under the foregoing provisions of this Section 15, in the event of the occurrence of any transaction described in Section 15.1 hereof, any outstanding Awards will be treated as provided in the applicable agreement or plan of reorganization, merger, consolidation, dissolution, liquidation or sale of assets.

15.3       Assumption of Awards by the Company.  The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (i) granting an Award under this Plan in substitution of such other company’s award or (ii) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan.  Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant.  In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code).  In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

16.         ADOPTION AND STOCKHOLDER APPROVAL.  This Plan will become effective on the date that it is adopted by the Board (the “Effective Date”).  This Plan will be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the Effective Date.  Upon the Effective Date, the Board may grant Awards pursuant to this Plan; provided, however, that: (i) no Option may be exercised prior to initial stockholder approval of this Plan; (ii) no Option granted pursuant to an increase in the number of Shares approved by the Board shall be exercised prior to the time such increase has been approved by the stockholders of the Company; (iii) in the event that initial stockholder approval is not obtained within the time period provided herein, all Awards granted hereunder shall be canceled, any Shares issued pursuant to any Award shall be canceled and any purchase of Shares issued hereunder shall be rescinded; and (iv) Awards granted pursuant to an increase in the number of Shares approved by the Board which increase is not timely approved by stockholders shall be canceled, any Shares issued pursuant to any such Awards shall be canceled, and any purchase of Shares subject to any such Award shall be rescinded.

17.        TERM OF PLAN/GOVERNING LAW.  Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the Effective Date or, if earlier, the date of stockholder approval.  This Plan and all agreements hereunder shall be governed by and construed in accordance with the laws of the State of California (except its choice-of-law provisions).

18.          AMENDMENT OR TERMINATION OF PLAN.

18.1        Subject to Section 5.9 hereof, the Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations of the Participant under any Award theretofore made under the Plan without the consent of the Participant (or, after the Participant’s death, the person having the right to exercise or receive payment of the Award).  For purposes of the Plan, any action of the Board or the Committee that alters or affects the tax treatment of any Award shall not be considered to materially impair any rights of any Participant.

18.2        Shareholder approval of any amendment shall be obtained to the extent necessary to comply with Section 422 of the Code (relating to Incentive Stock Options) or any other applicable law, regulation or stock exchange listing requirements.

18.3       The Committee may amend any outstanding Award Agreement, including, without limitation, by amendment which would accelerate the time or times at which the Award becomes unrestricted or may be exercised, or waive or amend any goals, restrictions or conditions set forth in the Award Agreement. However, any such amendment (other than an amendment pursuant to Sections 18.1 and 18.4 that materially impairs the rights or materially increases the obligations of a Participant under an outstanding Award shall be made only with the consent of the Participant (or, upon the Participant’s death, the person having the right to exercise the Award).

18.4        Notwithstanding anything to the contrary in this Section 18, the Board or the Committee shall have full discretion to amend the Plan to the extent necessary to preserve fixed accounting treatment with respect to any Award and any outstanding Award Agreement shall be deemed to be so amended to the same extent, without obtaining the consent of any Participant (or, after the Participant’s death, the person having the right to exercise or receive payment of the affected Award), without regard to whether such amendment adversely affects a Participant’s rights under the Plan or such Award Agreement.

19.          NONEXCLUSIVITY OF THE PLAN.  Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and other equity awards otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

20.          SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.

20.1       An Option or Restricted Stock Award will not be effective unless such Option or Restricted Stock Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Option or Restricted Stock Award and also on the date of exercise or other issuance.  Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (ii) compliance with any exemption, completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable.  The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the exemption, registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

21.          DEFINITIONS.  As used in this Plan, the following terms will have the following meanings:

“Award” means any award under this Plan, including any Option or Restricted Stock Award.

“Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award, including the Stock Option Agreement and Restricted Stock Agreement.

“Board” means the Board of Directors of the Company.

“Cause” means, as determined by the Committee and unless otherwise provided in an applicable agreement with the Company or an affiliate, (i) gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction of, or plea of nolo contendre to, a criminal offense (other than minor traffic offenses); or (iii) material breach of any term of any employment, consulting, or other service, confidentiality, intellectual property, nonsolicitation or non- competition agreements, if any, between the participant and the Company or an affiliate.   In each of the foregoing, the Committee shall determine, in its sole discretion, whether or not a “Cause” event has occurred, and the Committee’s determination shall be conclusive, final and binding.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board or the Management Committee of the Company, as appropriate.  The Compensation Committee of the Board shall administer the Plan for those participants who are Senior Participants. All determinations with respect to the participation of such Senior Participants in the Plan, and the form, amount and timing of any Awards to be granted to any such participants under the Plan, and the payment of any such Awards shall be made solely by the Compensation Committee. The Company’s Management Committee shall administer the Plan for all other participants and shall have responsibility for all determinations with respect to the participation of any such participants in the Plan, and the form, amount and timing of any Awards to be granted to any such participants under the Plan, and the payment of any such Awards. All references to the “Committee” in the Plan shall include both the Compensation Committee and the Management Committee, as appropriate.

 “Company” means Community West Bancshares, or any successor corporation.

“Disability” means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

“Exercise Price” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows, unless determined otherwise by the Committee:

(a)          if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;

(b)        if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

(c)          if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported by The Wall Street Journal (or, if not so reported, as otherwise reported by any newspaper or other source as the Board may determine); or

(d)          if none of the foregoing is applicable, by the Committee in good faith.

“Option” means an award of an option to purchase Shares pursuant to Section 5 hereof.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock representing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Participant” means a person who receives an Award under this Plan.

“Plan” means this Community West Bancshares 2020 Omnibus Equity Incentive Plan, as amended from time to time.

“Purchase Price” means the price at which a Participant may purchase Restricted Stock.

“Restricted Stock” means Shares purchased pursuant to a Restricted Stock Award.

“Restricted Stock Award” means an award of Shares pursuant to Section 6 hereof.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Senior Participants” are Participants who are members of the Company’s Board, “officers” of the Company as defined in Rule 16a – 1(f) under the Securities Exchange Act of 1934 (the “Exchange Act”), and such other key employees as may be designated by the Compensation Committee of the Board as Participants.

“Shares” means shares of the Company’s Common Stock, no par value, reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 15 hereof, and any successor security.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock representing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director or consultant to the Company or a Parent or Subsidiary of the Company.  A Participant will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than ninety (90) days (a) unless reinstatement (or, in the case of an employee with an ISO, reemployment) upon the expiration of such leave is guaranteed by contract or statute, or (b) unless provided otherwise pursuant to formal policy adopted from time to time by the Company’s Board and issued and promulgated in writing.  In the case of any Participant on (i) sick leave, (ii) military leave or (iii) an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the Company or a Parent or Subsidiary of the Company as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Stock Option Agreement.  The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).

“Unvested Shares” means “Unvested Shares” as defined in the Award Agreement.

“Vested Shares” means “Vested Shares” as defined in the Award Agreement.

COMMUNITY WEST BANCSHARES
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS ON MAY 28, 2020
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder(s) of Community West Bancshares (Company) hereby appoints Robert H. Bartlein and William R. Peeples, or any of them, agents and proxy of the undersigned, each with full power of substitution, to attend and act as proxy or proxies of the undersigned at the Annual Meeting of Shareholders of Community West Bancshares to be held exclusively online by means of a live webcast over the Internet at: www.meetingcenter.io/255791609 on Thursday, May 28, 2020, at 6:30 P.M. Pacific Daylight Time, and at any and all adjournments thereof, and to vote as specified herein the number of shares which the undersigned, if present, would be entitled to vote, as follows:

1. Election of Directors.  To elect the following ten persons to the Board of Directors of the Company to serve until the 2020 Annual Meeting of Shareholders and until their successors are elected and have qualified:

____ AUTHORITY GIVEN (except as noted below)       ____ WITHHOLD AUTHORITY

Robert H. Bartlein - Jean W. Blois - Dana L. Boutain - Tom L. Dobyns - John D. Illgen
James W. Lokey - Shereef Moharram - William R. Peeples - Martin E. Plourd - Kirk B. Stovesand

IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR SOME, BUT NOT ALL, OF THE NOMINEES NAMED ABOVE, YOU SHOULD CHECK THE BOX "AUTHORITY GIVEN" AND YOU SHOULD ENTER THE NAME(S) OF THE NOMINEE(S) WITH RESPECT TO WHOM YOU WISH TO WITHHOLD AUTHORITY TO VOTE IN THE SPACE PROVIDED BELOW

2. Approval of the 2020 Omnibus Equity Incentive Plan.  To approve the Community West Bancshares 2020 Omnibus Equity Incentive Plan covering 500,000 shares of the Company's Common Stock, as more fully described in the Company's 2020 Proxy Statement.

___ FOR                              ____ AGAINST                       ____ ABSTAIN

3. Ratification of the Selection of RSM as the Company's Independent Auditors.  To ratify the selection of RSM as the Company's independent auditors for the fiscal year ending December 31, 2020.

___ FOR                              ____ AGAINST                       ____ ABSTAIN

4. Other business.  To transact such other business as may properly come before the Meeting and any adjournment thereof.

___ FOR                              ____ AGAINST                       ____ ABSTAIN

IMPORTANT NOTICE REGARDING THE VIRTUAL VENUE WEBSITE FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 28, 2020.

The Company has made the decision to hold a virtual Annual Meeting over the Internet, but the virtual venue web address information is not available at the time of preparing this proxy card.  The Company will announce the virtual venue address by press release as soon as it becomes available to the Company

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 28, 2020

The proxy statement, the proxy card and the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and instructions as to how to attend the virtual  Annual Meeting are available to you online at www.edocumentview.com/CWBC and the Company's website at www.communitywest.com.

PLEASE SIGN AND DATE THE OTHER SIDE

THIS PROXY WILL BE VOTED AS SPECIFIED OR IF NO CHOICE IS SPECIFIED, WILL BE VOTED AUTHORITY GIVEN TO ELECT THE TEN NOMINEES AND FOR PROPOSALS 2, FOR PROPOSAL 3 AND IN THE DISCRETION OF THE PROXIES ON ALL OTHER MATTERS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING INCLUDING ADJOURNMENT THEREOF.  THIS PROXY ALSO CONFERS AUTHORITY TO THE PROXIES TO CAST VOTES IN SUCH A MANNER AS TO EFFECT THE ELECTION OF ALL TEN NOMINEES FOR DIRECTOR OR AS MANY THEREOF AS POSSIBLE UNDER THE RULES OF CUMULATIVE VOTING AS DETERMINED BY THE PROXIES IN THEIR DISCRETION.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND THE PROXY STATEMENT, BY ACCESSING THEM ONLINE AT www.edocumentview.com/CWBC.  Please sign exactly as name appears.  When shares are held by joint tenants both should sign.  When signing as attorney, as executor, administer, trustee, or guardian, please give title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership please sign in partnership name by authorized person.

Dated:		,2020

(Signature)

(Signature, if held jointly)

I do __   do not __  expect to attend the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED BY THE SHAREHOLDER DELIVERING IT PRIOR TO ITS EXERCISE BY FILING WITH THE CORPORATE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY, A DULY EXECUTED PROXY BEARING A LATER DATE, BY VOTING BY INTERNET OR BY TELEPHONE AFTER THE DATE OF THE PROXY SUBMITTED OR BY PARTICIPATING AND VOTING ONLINE AT THE VIRTUAL MEETING VIA THE LIVE WEBCAST.